                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                       Proxy Statement Pursuant to Section
                             14(a) of the Securities
                              Exchange Act of 1934
                                 (Amendment No.)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)
     (2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                          Wilshire Enterprises, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)      Title of each class of securities to which transaction applies:

             -----------------------------------------------------------------
     2)      Aggregate number of securities to which transaction applies:

             -----------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

             -----------------------------------------------------------------
    4)       Proposed maximum aggregate value of transaction:

             -----------------------------------------------------------------
    5)       Total fee paid:

             -----------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

              1)     Amount previously paid:

                     ------------------------------------------------
              2)     Form, Schedule or Registration Statement No:

                     ------------------------------------------------
              3)     Filing party:

                     ------------------------------------------------
              4)     Date Filed:

                     ------------------------------------------------

                           WILSHIRE ENTERPRISES, INC.
                               921 Bergen Avenue
                         Jersey City, New Jersey 07306


                         ------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 16, 2004

                         ------------------------------


   NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of WILSHIRE ENTERPRISES, INC., a Delaware corporation (hereinafter called the "Company"), will be held at the Wydham Wilmington Hotel, 700 King Street, Wilmington, Delaware 19801 at 10:30 A. M. on June 16, 2004 for the following purposes:

     (1) To elect two directors of the Company to serve until the expiration of their terms and thereafter until their successors have been duly elected and qualified.

     (2)  To adopt the Company's 2004 Stock Option and Incentive Plan.

     (3)  To adopt the Company's 2004 Non-Employee Director Stock Option Plan.

     (4) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

   Stockholders of record at the close of business on April 23, 2004, are entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.

                PLEASE SEE VOTING PROXY SHEET INCLUDED IN ENVELOPE.

   IT IS VERY IMPORTANT THAT YOUR SHARES ARE REPRESENTED AND VOTED AT THE MEETING. YOUR SHARES MAY BE VOTED ELECTRONICALLY ON THE INTERNET, BY TELEPHONE OR BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD. WE URGE YOU TO DO SO NOW REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.

                                  By Order of the Board of Directors



                              /s/ S. Wilzig Izak
                                  --------------
                                  S. WILZIG IZAK
                                  Chairman of the Board

Dated: May 7, 2004

                           WILSHIRE ENTERPRISES, INC.
                               921 Bergen Avenue
                         Jersey City, New Jersey 07306


                         ------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 16, 2004

                         ------------------------------


   This Proxy Statement and the accompanying form of proxy, which were first sent to stockholders on or about May 7, 2004 are submitted in connection with the solicitation of proxies for the Annual Meeting of Stockholders by the Board of Directors of Wilshire Enterprises, Inc. (the "Company") to be held on June 16, 2004 at 10:30 A.M. or any adjournment thereof (the "Annual Meeting"). The close of business on April 23, 2004 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. As of the record date, 7,802,831 shares of common stock ($1.00 par value) of the Company ("Common Stock") were outstanding and entitled to vote at the Annual Meeting, each such share being entitled to one vote.

   A form of proxy is enclosed designating Eric J. Schmertz and Miles Berger as proxies to vote shares at the Annual Meeting. Each proxy in that form properly signed and received prior to the meeting will be voted as specified in the proxy or if not specified, FOR the election as directors of those nominees named in this Proxy Statement; FOR the adoption of the Company's 2004 Stock Option and Incentive Plan; and FOR the adoption of the Company's 2004 Non-Employee Director Stock Option Plan. Should any nominee for director named in this Proxy Statement become unavailable for election, which is not anticipated, it is intended that the persons acting under the proxies will vote for the election in his stead of such other person as may be nominated by the Board of Directors.

   At the time this Proxy Statement was mailed to stockholders, management was not aware that any matter other than the matters described above would be presented for action at the Annual Meeting. If other matters properly come before the Meeting, it is intended that the shares represented by proxies will be voted with respect to those matters in accordance with the best judgment of the persons voting them.

   Any stockholder who returns a proxy on the enclosed form, or votes via telephone or the Internet, has the right to revoke that proxy at any time before it is voted. Any stockholder who submitted a proxy by mail may change their vote or revoke their proxy by (a) filing with the Secretary of the Company a written notice of revocation or (b) timely delivering a valid, later-dated proxy. Any stockholder who submitted a proxy by telephone or via the Internet may change their vote or revoke their proxy with a later telephone or Internet proxy, as the case may be. Attendance at the Annual Meeting will not have the effect of revoking a proxy unless the stockholder gives written notice of revocation to the Secretary before the proxy is exercised or such stockholder votes by written ballot at the Annual Meeting.

   The presence in person or by properly executed proxy of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. The votes of stockholders present in person or represented by proxy at the Annual Meeting will be tabulated by inspectors of election appointed by the Company. The inspectors of election will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum and for purposes of determining the outcome of matters submitted for a vote. Abstentions, however, do not technically constitute a vote "for" or "against" any matter and thus will be disregarded in the calculation of votes cast. The inspectors of election will treat shares referred to as "broker non-votes" (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and that the broker or nominee does not have discretionary power to vote on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum and for purposes of determining the outcome of any matters submitted for a vote.

   Assuming a quorum is present, the nominees for director receiving a plurality of votes cast at the Annual Meeting will be elected directors. A proxy that has properly withheld authority with respect to the election of one or both directors will not be voted with respect to the director or directors indicated, although it will be counted for the purposes of determining whether there is a quorum. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting is necessary for adoption of the Company's 2004 Stock Option and Incentive Plan and for adoption of the Company's 2004 Non-Employee Director Stock Option Plan. An abstention or broker non-vote with respect to these two proposals will not be voted, although it will be counted for the purposes of determining whether there is a quorum. An abstention will have the effect of a negative vote on these two matters. Broker non-votes will not count in determining the number of shares entitled to vote or the number of votes cast, and so will not affect the outcome of the voting on these two matters.

   The cost of soliciting the proxies to which this Proxy Statement relates will be borne by the Company. In following up the original solicitation of proxies by mail, the Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the stock and will reimburse them for their expenses. In addition to the use of the mail, and without additional compensation therefor, proxies may be solicited in person or by telephone, facsimile or telegram by officers and regular employees of the Company.

Voting Securities and Principal Holders Thereof

   Based on information available to the Company, the Company believes that the following persons held beneficial ownership of more than five percent of the outstanding Common Stock as of December 31, 2003:


Name of Address                                Amount and Nature of      Percent
of Beneficial Owner                          Beneficial Ownership (1)   of Class
-------------------                          ------------------------   --------

Estate of Siggi B. Wilzig ...............           1,660,792(2)          21.28%
 C/o Daniel Swick
 Herrick, Feinstein LLP
 2 Penn Plaza
 Newark, NJ 07105-2245
Dimensional Fund Advisors, Inc ..........             506,790(3)           6.49%
 1299 Ocean Avenue, Suite 650
 Santa Monica, CA 90401
Donald Brenner ..........................             413,056(4)            5.2%
 P. O. Box 721
 Alpine, NJ 07620
Oaktree Capital Management, LLC .........             357,400(5)            4.6%
 333 South Grand Avenue
 Los Angeles CA 90071
    And
Kevin C. McTavish .......................             132,500(5)            1.7%
 5400 LBJ Freeway, Suite 1470
 Dallas, TX 75240

---------------
(1) Each beneficial owner's percentage ownership of Common Stock is determined by assuming that options, warrants and other convertible securities that are held by such person (but not those held by any other person) and that are exercisable or convertible within 60 days of December 31, 2003 have been exercised or converted. Options, warrants and other convertible securities that are not exercisable within 60 days of December 31, 2003 have been excluded. Unless otherwise noted, the Company believes that all persons named in the above table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.
(2) Mr. Wilzig, former Chairman and President of the Company, served as the Senior Consultant to the Company. He died on January 7, 2003. The table above reflects the Estate's ownership as reported by the Estate.

(3) Pursuant to a filing with the Securities and Exchange Commission which reported beneficial ownership as of December 31, 2003, Dimensional Fund Advisors, Inc. ("Dimensional"), a registered investment advisor, disclosed that it is deemed to have beneficial ownership of 506,790 shares of Common Stock, all of which shares are held in the portfolios of certain "Funds". Such Funds consist of investment companies to which Dimensional provides investment advice and certain other commingled group trusts and separate accounts for which Dimensional serves as an investment manager. Dimensional disclaims beneficial ownership of all such shares.
(4) Pursuant to a filing with the Securities and Exchange Commission on July 2, 2002, Mr. Brenner, disclosed that he has beneficial ownership of 413,056 shares of Common Stock, consisting of 17,975 shares for which he has sole voting power and 395,081 shares for which he has shared voting power.
(5)  Pursuant to a filing with the Securities and Exchange Commission on
     Schedule 13D on October 28, 2003, Oaktree Capital Management, LLC, a California limited liability company and a registered investment advisor, ("Oaktree") disclosed that it is deemed to have beneficial ownership of 357,400 shares of Common Stock (4.6%). Such Schedule 13D was filed on behalf of Oaktree in its capacity as the managing member of OCM Real Estate Opportunities Fund III GP, LLC, a Delaware limited liability Company ("OCM GP"), which is the general partner of OCM Real Estate Opportunities Fund III, L.P., a Delaware limited partnership (the "OCM Fund" and together with Oaktree and OCM GP, the "Oaktree Filers"). Pursuant to a filing with the Securities and Exchange Commission on
     Schedule 13D on November 4, 2003, Mr. McTavish, Mr. Owen Blicksilver, Mr. Roger Stull, Mr. Philip Zuzelo and Mr. Joseph Magliolo III (collectively, the "McTavish Filers') disclosed that they have beneficial ownership of 132,500 shares of Common Stock (1.7%). In their respective filings, the Oaktree Filers and the McTavish Filers indicated that, together, they may be deemed to constitute a "group" within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, although each of the Oaktree Filers and the McTavish Filers state that neither the fact of the filings nor anything contained therein shall be deemed to be an admission by the Oaktree Filers or the McTavish Filers that a "group" exists.


          BOARD OF DIRECTORS AND ITS COMMITTES; DIRECTOR COMPENSATION


   The Company is incorporated under the laws of the State of Delaware. The interests of stockholders of the Company are represented by the Board of Directors, which oversees the business and management of the Company. This solicitation of proxies is intended to give all stockholders the opportunity to vote for the persons who are to be their representatives, as directors in the governance of the Company.

   The Company's current Restated Certificate of Incorporation and By-Laws provide for a six member Board of Directors divided into three classes of directors serving staggered three-year terms. The term of office of directors in Class III expires at the 2004 Annual Meeting, Class I at the next succeeding Annual Meeting and Class II at the following succeeding Annual Meeting. Two Class III nominees are named in this Proxy Statement.

Board of Directors Meetings

   The Board of Directors of the Company holds periodic meetings as necessary to deal with matters which it must consider. During 2003, the Board met a total of eight times. The Board of Directors has an Audit Committee, a Compensation Committee, a Stock Option Committee and a Nominating Committee. All directors attended all of the meetings of the Board and Committees on which they served except for one audit committee meeting that Milton Donnenberg was unable to attend due to illness.

Executive Committee

   The Board of Directors has an Executive Committee which consists of W. Martin Willschick, Ernest Wachtel and S. Wilzig Izak. This Committee may exercise all authority of the full Board with the exception of specified limitations relating to major corporate matters.

The Audit Committee

   The Audit Committee of the Board of Directors serves to: (a) oversee the accounting and financial reporting processes of the Company, internal controls of the Company, and audits of the financial statements of the Company; (b) assist the Board of Directors in its oversight of: (i) the integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the independent auditors' qualifications and independence, (iv) the performance of the Company's internal audit functions and its independent auditors, and (v) the accounting and financial reporting processes of the Company; and (c) prepare the Audit Committee report for inclusion in the proxy statement as required by the SEC. The Audit Committee's Charter is attached hereto as Appendix A.

   The members of the Audit Committee are Mr. Willschick (Chair), Mr. Schmertz and Mr. Donnenberg. The Audit Committee held four meetings during 2003. The report of the Audit Committee is included elsewhere herein.

   The Company's Common Stock is listed on The American Stock Exchange and the Company is governed by the listing standards applicable thereto. All members of the Audit Committee of the Board of Directors have been determined to be "independent directors" pursuant to the definition contained in The American Stock Exchange's Corporate Governance Rules and under the SEC's Rule 10A-3.

   The Board of Directors has determined that Mr. Martin Willschick constitutes an "audit committee financial expert", as such term is defined by the SEC. As noted above, Mr. Willschick - as well as the other members of the Audit Committee - has been determined to be "independent" within the meaning of SEC and AMEX regulations.

Compensation Committee

   The Compensation Committee of the Board serves to: (a) to assist the Board in establishing and maintaining compensation and benefits policies and practices that support the successful recruitment, development and retention of talent in order to achieve the Company's business objectives and optimize long-term financial returns; (b) to assist the Board in discharging its responsibilities for compensating the Company's executives; and (c) to produce a compensation committee report on executive compensation for inclusion in the Company's proxy statement in accordance with applicable federal securities laws, rules and regulations and the American Stock Exchange.

   The members of the Compensation Committee are Mr. Wachtel (Chair), Mr. Schmertz and Mr. Berger. The Compensation Committee held four meetings during 2003. The report of the Compensation Committee is included elsewhere herein.

Stock Option Committee

   The Board has a Stock Option Committee, which administers the Company's stock option plans. This Committee, comprised of W. Martin Willschick, Milton Donnenberg, and Ernest Wachtel, met once during the past year.

Nominating Committee

   The Nominating Committee of the Board of Directors was just recently formed. Prior to its formation, the entire Board performed its functions. The purposes of the Nominating Committee are to: (a) identify and screen individuals qualified for nomination to the Board; (b) recommend to the Board director nominees for election at each meeting of stockholders at which directors are to be elected and recommend to the Board individuals to fill any vacancies on the Board that arise between such meetings; and (c) recommend to the Board directors for appointment to each committee of the Board.

   The newly appointed members of the Nominating Committee are Mr. Wachtel (Chair), Mr. Berger and Mr. Donnenberg.

   Nominating Committee Charter. The Board has adopted a Nominating Committee charter to govern its Nominating Committee. A copy of the Nominating Committee's charter is attached hereto as Appendix B.

   Independence of Nominating Committee Members. All members of the Nominating Committee of the Board of Directors have been determined to be "independent directors" pursuant to the definition contained in Section 121A of the American Stock Exchange Company Guide.

   Procedures for Considering Nominations Made by Stockholders. The Nominating Committee's charter describes procedures for nominations to be submitted by stockholders and other third-parties, other than candidates who have previously served on the Board or who are recommended by the Board. The by-laws state that a nomination must be delivered to the Secretary of the Company at the principal executive offices of the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. The public announcement of an adjournment or postponement of an annual meeting will not commence a new time period (or extend any time period) for the giving of a notice as described above. The charter requires a nomination notice to set forth as to each person whom the proponent proposes to nominate for election as a director: (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (b) information that will enable the Nominating Committee to determine whether the candidate or candidates satisfy the criteria established pursuant to the charter for director candidates.

   Qualifications. The charter describes the minimum qualifications for nominees and the qualities or skills that are necessary for directors to possess. Each nominee:

   o must satisfy any legal requirements applicable to members of the Board;

   o must have business or professional experience that will enable such nominee to provide useful input to the Board in its deliberations;

   o must have a reputation for honesty and ethical conduct;

   o must have a working knowledge of the types of responsibilities expected of members of the board of directors of a public company; and

   o must have experience, either as a member of the board of directors of another public or private company or in another capacity, that demonstrates the nominee's capacity to serve in a fiduciary position.

   Identification and Evaluation of Candidates for the Board. Candidates to serve on the Board will be identified from all available sources, including recommendations made by stockholders. The Nominating Committee's charter provides that there will be no differences in the manner in which the Nominating Committee evaluates nominees recommended by stockholders and nominees recommended by the Committee or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Board. The evaluation process for individuals other than existing Board members will include:

   o a review of the information provided to the Nominating Committee by the proponent;

   o a review of reference letters from at least two sources determined to be reputable by the Nominating Committee; and

   o a personal interview of the candidate,

together with a review of such other information as the Nominating Committee shall determine to be relevant.

   Third Party Recommendations. In connection with the 2004 Annual Meeting, the Nominating Committee did not receive any nominations from any shareholder or group of stockholders which owned more than 5% of the Company's Common Stock for at least one year.

   Since the adoption of the Sarbanes-Oxley Act in July 2002, there has been a growing public and regulatory focus on the independence of directors. Recently, the American Stock Exchange adopted amendments to its definition of independence. Additional requirements relating to independence are imposed by the Sarbanes-Oxley Act with respect to members of the Audit Committee. As noted above, the Board has determined that the members of the Audit Committee satisfy all such definitions of independence. The Board has also determined that all of the non-employee members of the Board satisfy the AMEX definition of independence.

   The Board of Directors has established a procedure that enables stockholders to communicate in writing with members of the Board. Any such communication should be addressed to Ms. S. Wilzig Izak, Chairman of the Board and should be sent to such individual c/o Wilshire Enterprises, Inc., 921 Bergen Avenue, Jersey City, New Jersey 07306. Any such communication must state, in a conspicuous manner, that it is intended for distribution to the entire Board of Directors. Under the procedures established by the Board, upon the Chairman of the Board's receipt of such communication, the Company's Secretary will send a copy of such communication to each member of the Board, identifying it as a communication received from a shareholder. Absent unusual circumstances, at the next regularly scheduled meeting of the Board held more than two days after such communication has been distributed, the Board will consider the substance of any such communication.

   Board members are encouraged, but not required by any specific Board policy, to attend the Company's annual meeting of stockholders. All of the members of the Board attended the Company's 2003 Annual Meeting of stockholders.

   Each non-employee director receives an annual fee of $11,000. Non-employee members of the Executive Committee also receive an annual fee of $4,000. Members of the Audit Committee also receive an annual fee of $5,000 and members of the Compensation Committee, Nominating Committee and Stock Option Committee also receive an annual fee of $2,000. Each non-employee director also receives an additional fee of $750 for each meeting of the Board and each Committee thereof which such director attends.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS


  The Board of Directors Unanimously Recommends Voting FOR These Two Directors

   Two directors, constituting the Class III Directors, are to be elected at the 2004 Annual Meeting for three-year terms expiring in 2007. There is no cumulative voting. The Board's nominees for Class III Directors are Ernest Wachtel and Martin Willschick.

   The information provided below with respect to director nominees and present directors includes (1) name, (2) class, (3) principal occupation, business experience during the past five years, and age, (4) the year in which he or she became a director and (5) number and percentage of shares of Common Stock of the Company beneficially owned. This information has been furnished by the directors.


                                                                                                       Year       Shares of Common
                                                                                                      Became     Stock Beneficially
                                                                                                     Director    Owned on March 26,
                                                                    Principal Occupation              of the    2004 and Percentage
Name                                              Class                  and Age (a)                 Company        of Class (b)
----------------------------------------------    -----    --------------------------------------    --------   -------------------
Miles Berger ..................................     I      Chairman of Berger Organization             2002            1,000(f)
                                                           Real Estate Management                                       (0.01%)
                                                           And Development Company
                                                           Newark, NJ Age 51
Milton Donnenberg (g) .........................     II     Formerly President, Milton Donnenberg       1981           22,460(c)
                                                           Assoc., Realty Management,                                   (0.29%)
                                                           Carlstadt, NJ Age 81
S. Wilzig Izak ................................     II     Chairman of the Board since                 1987           82,798(e)
                                                           September 20, 1990; Chief Executive                          (1.06%)
                                                           Officer since May 1991; Executive Vice
                                                           President (1987-1990); prior thereto,
                                                           Senior Vice President Age 45
Eric J. Schmertz, Esq. ........................     I      Of Counsel to the Dweck law firm;           1983           23,218(c)
                                                           Distinguished Professor Emeritus                             (0.30%)
                                                           and formerly Dean, Hofstra University
                                                           School of Law, Hempstead, NY. Age 78
Ernest Wachtel ................................    lll     President, Ellmax Corp., Builders and       1970           98,491(c)
                                                           Realty Investors, Elizabeth, NJ Age 79                       (1.26%)
W. Martin Willschick ..........................    lll     Manager, Treasury Services, City of         1997           11,062(d)
                                                           Toronto, Canada Age 52                                       (0.14%)
                                                           Mr. Willschick is Ms. Izak's cousin


---------------
(a) No nominee or director is a director of any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of that Act or any company registered as an investment company under the Investment Company Act of 1940.
(b) The shares of the Company's Common Stock are owned directly and beneficially, and the holders have sole voting and investment power, except as otherwise noted.
(c) Includes 10,300 shares of stock that could be obtained by each of these Outside Directors on the exercise of options exercisable within 60 days of March 26, 2004.
(d) Includes 9,000 shares of stock that could be obtained by W. Martin Willschick on the exercise of options exercisable within 60 days of March 26, 2004. Mr. Willschick is Ms. Izak's first cousin.

(e) Includes 10,000 shares of stock that could be obtained by S. Wilzig Izak on the exercise of options exercisable within 60 days of March 26, 2004.
(f) Includes 1,000 shares of stock that could be obtained by Miles Berger on the exercise of options exercisable within 60 days of March 26, 2004.
(g)  Mr. Donnenberg is Ms. Izak's uncle by marriage.

   At March 26, 2004 all current directors and current executive officers as a group (seven persons) beneficially owned equity securities as follows:

                                                        Amount
                                                     Beneficially
    Title of Class                                      Owned       Percent of Class
    --------------                                   ------------   ----------------
    Common Stock ................................     364,029 *           4.56%

---------------
* Includes 175,900 shares subject to options exercisable within 60 days of March 26, 2004.

SECTION 16(a) REPORTING

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors, executive officers and 10% stockholders to file with the Securities and Exchange Commission certain reports regarding such persons' ownership of the Company's securities. The Company is required to disclose any failures to file such reports on a timely basis. The Company is not aware of any such untimely filings during the fiscal year ended December 31, 2003, except that Mr. Berger (a director of the Company) reported late an option grant that occurred on May 15, 2003, Mr. Kupperman (an officer of the Company) reported late an option grant that occurred on January 2, 2003 and Ms. Izak (a director and officer of the Company) reported late an option grant that occurred on July 15, 2002. The filings were made promptly after the failures to file were noted.

                             EXECUTIVE COMPENSATION


Summary of Cash and Certain Other Compensation

   The following table sets forth, for the years ended December 31, 2003, 2002 and 2001, the cash compensation paid by the Company and its subsidiaries, as well as certain other compensation paid or accrued by such entities for those years, to or with respect to the executive officers of the Company (the "Named Officers"), for services rendered in all capacities during such period.


                                                                                        Annual Compensation
Name and Current                                                                  -------------------------------      All Other
Principal Position                                                        Year    Salary      Bonus     Other (a)   Compensation(b)
------------------                                                        ----   --------    -------    ---------   ---------------
S. Wilzig Izak........................................................    2003   $175,000    100,000        --          $ 3,295
Chairman and CEO                                                          2002   $145,000         --        --          $ 2,306
                                                                          2001   $140,000         --        --          $ 2,286
Philip G. Kupperman...................................................    2003   $250,000    150,000        --          $ 4,475
President, COO and CFO                                                    2002(c) 125,000        N/A       N/A          $35,393
                                                                          2001        N/A        N/A       N/A              N/A

---------------
(a) During the periods covered, the Named Officers did not receive perquisites (i.e., personal benefits such as country club memberships or use of automobiles or automobile allowances) in excess of the lesser of $50,000 or 10% of such individual's salary and bonus.
(b) The amounts include the Company's contribution to the employees Individual Retirement Account and the dollar value of life insurance premiums paid.
(c) Mr. Kupperman joined the Company as an employee July 1, 2002. All Other Compensation includes $33,000 received as a consultant prior to joining the Company.

Stock Options

   In June 1995, the Company adopted two new stock-based compensation plans (the 1995 Stock Option and Incentive Plan and the 1995 Non-Employee Director Stock Option Plan) under which up to 450,000 and 150,000 shares of Common Stock, respectively, are available for grant. Options may no longer be granted under stock option plans approved prior to 1995 and, no options granted under such prior plans currently remain outstanding.

   In 2003, the Company granted 50,000 stock options pursuant to the 1995 Stock Option and Incentive Plan and granted 5,000 options under the 1995 Non-Employee Director Stock Option Plan.

   During 2003, no options expired unexercised.

Equity Compensation Plan Information

   The following table gives information about our Common Stock that may be issued upon the exercise of options, warrants and rights under our 1995 Stock Option and Incentive Plan and our 1995 Non-employee Director Stock Option Plan, as of December 31, 2003. These plans were our only equity compensation plans in existence as of December 31, 2003.


                                                                                                                      ( c)
                                                                                                              Number of Securities
                                                                       (a)                                  Remaining Available For
                                                              Number of Securities            (b)            Future Issuance Under
                                                                To Be Issued Upon      Weighted-Average       Equity Compensation
                                                                   Exercise of         Exercise Price of        Plans (Excluding
                                                               Outstanding Options    Outstanding Options   Securities Reflected In
Plan Category                                                  Warrants and Rights    Warrants and Rights         Column (a))
-------------                                                 --------------------    -------------------   -----------------------
Equity Compensation Plans
 Approved by Stockholders.................................           438,740                 $3.61                  161,260
Equity Compensation Plans Not
 Approved by Stockholders.................................                 0                                              0
                                                                     -------                                        -------
 TOTAL....................................................           438,740                                        161,260
                                                                     =======                                        =======


Shown below is information with respect to stock options exercised in fiscal year 2003 and the fiscal year-end value of unexercised options for the Named
Officers:

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year End Option
Values


                                                                            Number of Securities
                                                                                 Underlying               Value of Unexercised In-
                                                                           Unexercised Options at              The-Money (a)
                                                 Shares                            12/31/03                Options at 12/31/03
                                                Acquired      Value      ---------------------------    ---------------------------
                                              On Exercise    Realized   Exercisable    Unexercisable    Exercisable   Unexercisable
                                              -----------    --------   -----------    -------------    -----------   -------------
S. Wilzig Izak ............................        0            0          10,000          40,000        $ 27,800        $111,200
Philip G. Kupperman .......................        0            0         125,000         175,000        $347,500        $477,000

---------------
(a) Values for "in-the-money" options represent the positive spread between the exercise price of an existing option and $6.10, the closing sales price of the Company's Common Stock on the American Stock Exchange on December 31, 2003. There is no guarantee that if these options are exercised they will have this value.


                             Option Grants in 2003


   Shown below is further information on grants of stock options pursuant to the 1995 Stock Option and Incentive Plan during the fiscal year ended December 31, 2003 to the Named Officers:


                                                                                                                     Potential
                                                                                                                    Realizable
                                                                                                                 Value At Assumed
                                                                                                                   Annual Rates
                                                                                                                     of Stock
                                                              % of Total Options                                 Appreciation For
                                      Number of Securities        Granted to       Exercise or                    Option Term (a)
                                       Underlying Options         Employees         Base Price    Expiration    -------------------
Name                                       Granted (b)          In Fiscal Year        ($/Sh)         Date          5%         10%
----                                   --------------------    ------------------   -----------    ----------    --------   --------
Philip G. Kupperman ...............          50,000                  100%             $3.51         1/2/13      $110,500   $279,500

---------------
(a) The Securities and Exchange Commission (the "SEC") requires disclosure of the potential realizable value or present value of each grant. The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the SEC and do not represent the Company's estimate or projection of the Company's future common stock prices. The disclosure assumes the options will be held for the full ten-year term prior to exercise. Such options may be exercised prior to the end of such term. The actual value, if any, an executive officer may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. There can be no assurance that the stock price will appreciate at the rates shown in the table.
(b)  The options granted to Philip G. Kupperman vest on July 1, 2004.

Employment Agreements

   On July 1, 2002, the Company entered into an employment agreement with Philip G. Kupperman pursuant to which Mr. Kupperman serves as the President, Chief Operating Officer and Chief Financial Officer of the Company, until June 30, 2004 (the "Expiration Date"). Under the agreement, Mr. Kupperman receives an annual base salary of $250,000 per year and was entitled to an aggregate of 300,000 stock options plus an annual bonus as determined by the Board of Directors of the Company, provided that such bonus shall not be less than $50,000 per contract year. In the event that the agreement is terminated other than for "Cause" (as defined in the agreement), or in the event of a Change in Control Event (as defined in the Company's 1995 Stock Option and Incentive Plan), all non-vested options shall automatically vest. In addition, in the event that the agreement is terminated other than for Cause, the Company shall continue to pay Mr. Kupperman's base salary and bonus through the Expiration Date. The agreement prohibits Mr. Kupperman from competing with the Company for a period of two years from the Expiration Date and contains certain restrictions on soliciting customers and employees of the Company for the same period.

   On March 29, 2004, the Company provided Sherry Wilzig Izak, the Chairman of the Board, with a severance agreement. The agreement provides that on termination of her employment for any reason other than termination for Cause (as defined), she will receive a payment equal to $200,000.

   On April 24, 2004, the Company entered into an employment agreement with Daniel C. Pryor pursuant to which Mr. Pryor will initially serve as Vice President-Business Development, and, after June 30, 2004, as the President, Chief Operating Officer and Chief Financial Officer of the Company, until June 30, 2006 (the "Expiration Date"), subject to a one year extension under certain circumstances. Under the agreement, Mr. Pryor will receive an annual base salary of $250,000 per year and is entitled to an annual bonus and stock options as determined by the Board of Directors of the Company, or Stock Option Committee, as the case may be. In the event that the agreement is terminated other than for "Cause" (as defined in the agreement), or in the event of a Change in Control Event (as defined in the Company's 1995 Stock Option and Incentive Plan), all non-vested options shall automatically vest. In addition, in the event that the agreement is terminated other than for Cause, the Company shall continue to pay Mr. Pryor's base salary and bonus through the Expiration Date. In addition, upon a Change in Control, Mr. Pryor may elect to terminate his employment and receive a lump sum payment equal to twice his then current annual salary, subject to certain limitations. The agreement prohibits Mr. Pryor from competing with the Company for a period of two years from the Expiration Date and contains certain restrictions on soliciting customers and employees of the Company for the same period.

Performance Graph

   The following graph compares the cumulative total return on a hypothetical $100 investment made at the close of business on December 31, 1998 (i) the Company's Common Stock, (ii) the Standard and Poor's 500 Index, and (iii) the Dow Jones Oil- Secondary Index. The graph is calculated assuming that all dividends are reinvested during the relevant periods. The graph shows how a $100 investment would increase or decrease in value over time, based on dividends and increases or decreases in market price.




                                    [graphic]








                                                                 12/31/98    12/31/99   12/31/00    12/31/01    12/31/02   12/31/03
                                                                 --------    --------   --------    --------    --------   --------
Wilshire Enterprises .........................................    100.00       83.33      77.78       69.33       76.89     135.56
Dow Jones Oil - Secondary ....................................    100.00      124.93     160.69      155.43      161.25     298.44
S&P Composite ................................................    100.00      121.04     110.02       96.95       75.52      97.18



                         COMPENSATION COMMITTEE REPORT


   The following report is not to be deemed "soliciting material" or deemed to be filed with the Securities and Exchange Commission or subject to Regulation 14A of the Securities Exchange Act of 1934, except to the extent specifically requested by the Company or incorporated by reference in documents otherwise filed.

   The Compensation Committee of the Board of Directors (the "Committee") is composed of independent, non-employee directors. The Committee's primary responsibility is to assist the Board in discharging its responsibilities for compensating the Company's executives.

   The goals of the Committee's compensation policies pertaining to executive officers are to provide a competitive level of salary and other benefits to attract, retain and motivate highly qualified personnel, while balancing the desire for cost containment. The Committee believes that its compensation policies achieve these goals.

   The Company provides the Chief Executive Officer and President with competitive salaries. The Company increased the Chief Executive Officer's salary in 2003 from $150,000 to $200,000 and paid performance bonuses to the Chief Executive Officer and the President of $100,000 and $150,000, respectively.

   The Committee also believes that the key element in the Company's long term compensation of executive officers is a stock option plan which is tied to the Company's performance through emphasis on equity. During 2003, the Stock Option Committee granted 50,000 stock options to the President, Chief Operating Officer and Chief Financial Officer.

   This report shall not be deemed incorporated by reference by any general statement incorporating this Statement by reference to any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, and shall not be deemed filed under either of such acts except to the extent that the Company specifically incorporates this information by reference.

   Respectfully submitted by the members of the Compensation Committee of the Board of Directors

                                 Ernest Wachtel, Chairman
                                 Miles Berger
                                 Eric J. Schmertz

Compensation Committee Interlocks and Insider Participation

   The Compensation Committee currently consists of Messrs. Wachtel, Berger and Schmertz. None of these individuals are or were at any time officers or employees of the Company. No executive officer of the Company has served as a director or member of the compensation committee of any other entity, one of whose executive officers served as a member of the Compensation Committee of the Company. No interlocking relationship exists between our Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company.

   During June 2000, the Company acquired mortgage notes receivable secured by underlying property from The Trust Company of New Jersey ("TCNJ") for $3,500,000. The Company subsequently advanced the borrower an additional $2,790,000. The mortgage notes receivable and subsequent advances are due 2007 and bear interest at 9.75%. The cost of the original mortgage note and the subsequent advance were partially funded by a $5,300,000 mortgage provided by TCNJ. In connection with the mortgage note receivable the Company will earn a $2,500,000 financing fee. The fee is being recognized by the effective interest method over the term of the mortgage receivable. Under this agreement, the Company has the right to receive proceeds from the sale of the underlying property. During the years 2003 and 2002, the Company received mortgage amortization and financing fees in the amount of $650,000 and $4,946,000, respectively, and paid down $482,000 and $3,709,000, respectively, of the related mortgage payable to TCNJ.

   In March 2002, the Company refinanced an existing mortgage loan with TCNJ for $4.08 million and redeemed an unsecured line of credit with TCNJ for $1.5 million. As of year end 2003, the Company was indebted to TCNJ for approximately $18.5 million of first mortgage loans at a weighted average interest rate of approximately 6.375% and a $2.7 million loan secured by marketable securities at prime.

   Siggi B. Wilzig, whose shareholdings of the Company are described on Page 2 of this proxy statement, was an officer, director and significant shareholder of TCNJ up until his death on January 7, 2003.

                             AUDIT COMMITTEE REPORT

   The following report is not to be deemed "soliciting material" or deemed to be filed with the Securities and Exchange Commission or subject to Regulation 14A of the Securities Exchange Act of 1934, except to the extent specifically requested by the Company or incorporated by reference in documents otherwise filed.

   The Audit Committee reviews Wilshire's financial reporting process on behalf of the Board of Directors. In fulfilling its responsibilities, the Committee has reviewed and discussed the audited financial statements contained in the 2003 Annual Report on SEC Form 10-K with Wilshire's management and the independent auditors. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

   The Committee discussed with the independent auditors their independence from Wilshire and its management including the matters in the written disclosures required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees and considered the compatibility of non-audit services with the auditors' independence. In addition, the Committee discussed the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

   In reliance on the reviews and discussions referred to above, the Committee recommended to the Board, and the Board has approved, the inclusion of the audited financial statements in Wilshire's Annual Report on SEC Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

   This report shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference to any filing under the Securities Act of 1933, as amended, or under the Securities Act of 1934, as amended, and shall not be deemed filed under either of such acts except to the extent that the Company specifically incorporates this information by reference.

   Respectfully submitted by the members of the Audit Committee of the Board of
Directors:

                                 W. Martin Willschick, Chairman
                                 Eric J. Schmertz
                                 Milton Donnenberg

Audit Fees and Related Matters

   In accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the Audit Committee's charter, all audit and audit-related work and all non-audit work performed by the Company's independent accountants, Ernst & Young, LP ("Ernst & Young"), is approved in advance by the Audit Committee, including the proposed fees for such work. The Audit Committee is informed of each service actually rendered.

Audit Fees

   The aggregate fees incurred by the Company for fiscal years ended December 31, 2003 and 2002 for professional services rendered by Ernst & Young LLP in connection with (i) the audit of the Company's annual financial statements and
(ii) the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30, and September 30 were $115,000 and $123,000 respectively. The Company engaged Ernst & Young LLP to audit the Company's 2001 financial statements, that were restated to reflect certain operations as discontinued. The Company incurred professional fees of $108,700 in connection with the 2001 audit.

Audit-Related Fees

   The Company did not incur any fees for fiscal years ended December 31, 2003 and 2002 for assurance and related services by Ernst & Young LLP in connection with the performance of the audit or review of the Company's financial statements, including 401(k) plan audits.

Tax Fees

   The Company did not incur any fees for fiscal year ended December 31, 2003 and 2002 for professional services rendered by Ernst & Young LLP for tax compliance, tax advice or tax planning.

All Other Fees

   The Company did not incur any other fees for fiscal years ended December 31, 2003 and 2002 for services rendered by Ernst & Young LLP.

   Of the time expended by the Company's principal accountants to audit the Company's financial statements for the year ended December 31, 2003, less than 50% of such time involved work performed by persons other than the principal accountant's full-time, permanent employees.

Other Matters

   The Audit Committee of the Board of Directors has considered whether the provision of the Audit-Related Fees, Tax Fees and All Other Fees are compatible with maintaining the independence of the Company's principal accountant.

                                PROPOSAL 2 AND 3
                        PROPOSALS TO ADOPT THE COMPANY'S
                      2004 STOCK OPTION AND INCENTIVE PLAN
                                      AND
                  2004 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


     The Board of Directors Unanimously Recommends Voting FOR this Proposal

   The Board of Directors maintains a stock option plan for employees and consultants that was ratified in 1995. Only 57,160 options remain unissued and the Plan expires in 2005. The Company believes that a stock option plan is an important means by which the Company can attract and retain qualified individuals to perform services for the Company. Accordingly, the Board of Directors has approved, subject to shareholder approval, the 2004 Stock Option and Incentive Plan (the "Option Plan"). The Option Plan provides for the grant of stock options, stock appreciation rights and other awards to employees and consultants of the Company. The Board has also approved, subject to shareholder approval, the 2004 Non-Employee Director Stock Option Plan (the "Outside Director Plan"), to attract and retain qualified personnel to accept positions as outside directors of the Company. Under the current Outside Director Plan no more shares can be issued to the current directors and having the ability to do so is necessary to attract and retain qualified individuals to serve the Company.

   The following is a description of the Option Plan and the Outside Director Plan (collectively referred to as the "Plans"). Complete copies of both Plans are attached to this Proxy Statement as Appendices C and D.

   The principal aspects of the Plans are as follows:

Purposes

   The purpose of the Option Plan is to encourage stock ownership by key employees and consultants of the Company, to provide additional incentive for them to promote the successful business operations of the Company, to encourage them to continue providing services to the Company, and to attract new employees and consultants of the Company.

   The purpose of the Outside Director Plan is to attract qualified personnel to accept positions of responsibility as directors of the Company to provide incentives for persons to remain on the Board and to induce such persons to maximize the Company's performance during the terms of their Options.

Shares Available

   A total of 600,000 shares of Common Stock is available for the grant of awards pursuant to the Option Plan and a total of 150,000 shares of Common Stock is available for grant under the Outside Director Plan. Such amounts are subject to adjustments, as described below. Both Plans provide that shares may be either authorized but unissued shares or issued shares reacquired by the Company. No awards or options have been or will be granted under the Plans prior to the Annual Meeting.

Administration

   The Option Plan is administered by the Stock Option Committee of the Board of Directors of the Company (the "Committee"). The Committee which administers the Option Plan consists of not less than two members of the Board. No member of the Board may serve on the Committee which administers the Option Plan if such member (i) is or has been granted or awarded stock, stock options or any other security of the Company or any of its affiliates pursuant to the Option Plan or any other plan of the Company (other than the Outside Director Plan) either while serving on the Committee or during the one year period prior to being appointed to the Committee; (ii) is an employee or former employee of the Company or (iii) receives remuneration from the Company in any capacity other than a director. The Committee has the authority to manage, administer and interpret the Plan. The Outside Director Plan is administered by a Committee designated by the Board and consisting solely of employee directors of the Company. The Committee which administers the Outside Director Plan initially will consist solely of Sherry Wilzig Izak, the only director who is not an outside director of the Company. However, the Outside Director Plan specifies the terms of the options granted thereunder. Accordingly, the Committee which administers the Outside Director Plan will have substantially less discretion than the Committee which administers the Option Plan.

   With respect to the Option Plan, the Committee will determine those employees and consultants of the Company who will receive stock options and other awards under such Plan, the types and amounts of such awards and the exercise prices of options to be granted under the Option Plan (subject to the terms of the Option Plan).

   Upon approval of the Plans by the stockholders at the Annual Meeting, the members of the Committee which administers the Option Plan will be Messrs. Berger, Schmertz and Wachtel.

Eligibility

   Awards may be made under the Option Plan to all employees and consultants of the Company or any of its subsidiaries, provided that no employee or consultant may receive awards of or relating to more than 250,000 shares of Common Stock in the aggregate in any year. The only persons who will be eligible to receive options under the Outside Director Plan are persons who constitute "Outside Directors" (i.e., directors who are not employees or consultants of the Company or any of its subsidiaries and have not been employees or consultants for a period of twelve months).

   The Company is unable to determine at the present time the identity or number of key employees and consultants who may be granted awards under the Option Plan. Messrs. Berger, Donnenberg, Schmertz, Willschick and Wachtel will qualify for an initial grant of 10,000 stock options each at an exercise price of fair market value on the date of the Annual Meeting under the Outside Director Plan upon approval of the Outside Director Plan by the stockholders at the Annual Meeting. Although the current Board of Directors includes the five Outside Directors listed above and the Company has no present plans to increase the number of Outside Directors on the Board, the Company is unable to determine at the present time the identity or number of Outside Directors who may be granted options under the Outside Director Plan in the future.

Terms and Conditions of Stock Options and Other Awards Granted Pursuant to the Plans

Types of Options and Other Awards

   Options granted under the Option Plan may either be incentive stock options ("Incentive Stock Options") or non-qualified stock options ("Non-qualified Stock Options"). Incentive Stock Options and Non-qualified Stock Options are collectively referred to as "Options". All Options granted under the Outside Director Plan will be Non-qualified Stock Options. Incentive Stock Options are designed to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). See "Federal Income Tax Consequences". The determination of whether a particular Option granted under the Option Plan is an Incentive Stock Option or a Non-qualified Stock Option will be made by the Committee at the time of grant.

   Under the Option Plan, the Committee may also grant stock appreciation rights ("Stock Appreciation Rights" or "SARs"), which may be awarded either in tandem with Options ("Tandem SARs") or on a stand-alone basis ("Nontandem SARs"); shares of Common Stock which are subject to various restrictions ("Restricted Shares"); units representing shares of Common Stock ("Performance Shares"); units which do not represent shares of Common Stock but which may be paid in the form of Common Stock ("Performance Units"); and shares of Common Stock that are not subject to any conditions as to vesting ("Unrestricted Shares").

   Subject to the terms of the Outside Director Plan, each Outside Director will initially receive at the Annual Meeting a Non-qualified Stock Option to purchase 10,000 shares of Common Stock. Any new Outside Director will receive a grant of 10,000 Non-qualified Stock Options at fair market value upon becoming a Director. On each Anniversary Date (as defined), each Outside Director will receive a Non-qualified Stock Option to purchase 5,000 shares of Common Stock. An "Anniversary Date" means the date of the Annual Meeting, each year, provided, in each case, such person continues to serve on the Board on such date. No Outside Director may receive more than one grant in any calendar year. All Options granted to Outside Directors will vest in installments. See "Exercise of Options".

Term of the Plans and Term of Options Granted Thereunder

   No Option may be granted under either Plan more than 10 years after such Plan was approved by the Board. An Option granted under the Outside Director Plan will cease to be exercisable 10 years after the date on which it is granted. The term of each Option granted under the Option Plan shall be determined by the Committee, provided that in no event will an Incentive Stock Option be exercisable after 10 years from the date it is granted or, in the case of an Incentive Stock Option granted to a person who owns more than 10% of the voting control of the Company (a "10% Stockholder"), five years from the date it is granted.

Limitation on Grants of Incentive Stock Options

   The Fair Market Value (as defined in the Plans) of the Company's Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any optionee during any calendar year may not exceed $100,000.

Exercise of Options

   Unless the Committee administering the Option Plan establishes otherwise at the time of grant or thereafter or except as otherwise provided for in the respective Plans, each Option granted under the Option Plan and the Outside Director Plan is exercisable in annual installments of 25% per year, commencing one year after the date of grant. The Committee administering the Option Plan has the authority to accelerate the exercisability of all Options granted thereunder.

   For information concerning certain acceleration provisions, see "Mandatory Exercise; Acceleration" below.

Exercise Price

   In general, the price at which shares of Common Stock will be purchased under a Non-qualified Stock Option granted under the Option Plan will be not less than 85% of the Fair Market Value (as defined) of such shares on the grant date. The Committee may also determine at the time of grant or at any later time while a Non-qualified Stock Option is exercisable that the Company will allow a credit against the Option exercise price (a "Right") in an amount equal to the increase of the Fair Market Value of the Common Stock at the exercise date over the Fair Market Value at the date that the Right is granted, but not to exceed the amount allowed to the Company as a federal tax deduction upon such exercise. Such Right will be applicable only toward the purchase price of shares of Common Stock. The price at which shares of Common Stock will be purchased under an Incentive Stock Option will be not less than the Fair Market Value of the shares on the grant date, provided that an Incentive Stock Option granted to a 10% Stockholder will be not less than 110% of the Fair Market Value of the Common Stock on the grant date. The exercise price of Options granted under the Outside Director Plan will be 100% of the Fair Market Value of such shares on the grant date. The closing sales price of a share of Common Stock on the American Stock Exchange on April 16, 2004 was $5.59 per share.

   For purposes of the Plans, "Fair Market Value" is defined as the average of the high and low sales prices of a share of Common Stock on the American Stock Exchange. If the Common Stock is not listed on that Exchange, "Fair Market Value" will mean such average on another national securities exchange or on the NASDAQ National Market System, or if such sales prices are not available, the average of the over-the-counter bid and asked prices for a share of the Common Stock, provided that if the Committee determines that the trading activity of the Common Stock does not constitute a representative market price, the Committee has the discretion to engage an independent party to determine Fair Market Value for this purpose. Payment on exercise of an Option under the Plans must be by bank cashier's check or by tender of a number of shares of Common Stock having a Fair Market Value equal to the exercise price times the number of shares being purchased, or a combination of the above. Under the Option Plan, the approach of utilizing shares to acquire shares can only be effected with the consent of the Committee. The Committee is also authorized to establish a cashless exercise program.

Exercise, Surrender or Exchange of SARs

   Tandem SARs are exercisable only to the extent that the related Option is exercisable and only for the period determined by the Committee. Upon exercise of all or a portion of Tandem SARs, the related Option shall be canceled with respect to an equal number of shares of Common Stock. Similarly, upon exercise of all or a portion of an Option, the related Tandem SARs shall be canceled with respect to an equal number of shares of Common Stock. Nontandem SARs shall be exercisable for the period determined by the Committee.

   Upon surrender of a Tandem SAR and the related unexercised Option, the recipient will be entitled to receive shares of Common Stock having an aggregate market price equal to (i) the market price of the shares subject to the unexercised Option, less (ii) the aggregate Option price specified in the Option (after giving effect to any related Rights). Upon surrender of a Nontandem SAR, the recipient will be entitled to receive shares of Common Stock having an aggregate market price equal to (i) the market price of the shares covered by the Nontandem SAR, less (ii) the aggregate base price of such shares specified by the Committee. The Committee, at its discretion, may cause all or any portion of the payment to be made in cash in lieu of Common Stock. Any fractional shares resulting from the exercise of an SAR will be paid in cash.

Restricted Shares

   Restricted Shares granted under the Option Plan may not be sold, transferred, pledged or otherwise encumbered or disposed of during the restricted period established by the Committee. The Committee may also impose additional restrictions on a recipient's right to dispose of or encumber Restricted Shares.

   It is intended that the vesting of Restricted Shares will be based upon length of service and/or performance goals established by the Committee.

   Holders of Restricted Shares may exercise the rights of a stockholder, such as the right to vote the shares and to receive dividends and other distributions, unless otherwise provided by the Committee.

   Any Restricted Shares granted to an employee or consultant shall be forfeited if the employee voluntarily terminates employment with the Company or its subsidiaries or resigns or the consultant voluntarily terminates his consultancy arrangement with the Company or if such employment of consultancy arrangement is terminated for cause, in each case prior to the expiration of the restricted period and the satisfaction of any other conditions applicable to such Restricted Shares. If the employee's employment or the consultant's consultancy arrangement terminates for any other reason, the Restricted Shares of such a person shall be forfeited, unless the Committee determines otherwise.

Performance Shares and Performance Units

   The Committee may award Performance Shares equivalent to one share of Common Stock and Performance Units which will have a specified value or formula-based value at the end of a performance period. The Committee shall determine periods and performance objectives in connection with each grant of Performance Shares or Performance Units.

   Vesting of awards of Performance Shares and Performance Units will occur upon achievement of the applicable objectives within the applicable performance period. It is intended that vesting of awards of Performance Shares and Performance Units will be based upon performance goals established by the Committee. The Committee may, at its discretion, permit vesting in the event performance objectives are partially met or grant additional vested Performance Shares or Performance Units in the event performance objectives are surpassed. Payment for vested Performance Shares and Performance Units may be in cash, Common Stock or any combination thereof, as determined by the Committee.

   No voting or dividend rights attach to the Performance Shares; however, the Committee may credit a recipient's Performance Share account with additional shares equivalent to the Fair Market Value of any dividends on an equivalent number of shares of Common Stock.

Unrestricted Shares

   Unrestricted Shares may also be granted at the discretion of the Committee. No payment shall be required for Unrestricted Shares. While the grant of Unrestricted Shares is within the discretion of the Committee, it is the Company's intention that the grant of Unrestricted Shares will be utilized only in situations where the performance of an employee or consultant is of such benefit to the Company as to justify a stock bonus or in situations where providing the incentives associated with Unrestricted Shares would be in the best interests of the Company.

Termination of Employment or of Service on the Board

   In the event that the employment or consultancy arrangement of a person granted Options under the Option Plan or the service on the Board of Directors by an Outside Director granted Options under the Outside Director Plan is terminated for any reason other than death, disability, retirement, cause or resignation, all such individual's Options will terminate three months after the date upon which such employment, consultancy arrangement or service on the Board terminates, as the case may be, but in any event not later than the date on which such Options otherwise terminate. In the event that such an optionee's employment or consultancy arrangement terminates by reason of death or disability or retirement, an Option exercisable by him shall terminate one year after the date of death disability, but in any event not later than the date on which the Option would otherwise terminate. In the event that such an optionee's employment or consultancy arrangement terminates by reason of retirement, an option exercisable by him shall terminate three months after the date of retirement, but in any event not later than the date on which the Option would otherwise terminate. Options granted under the Plans may be exercised after termination only to the extent exercisable on the date of termination. If an optionee's employment, consultancy arrangement or service on the Board terminates for cause, or if the individual shall voluntarily terminate such relationship or resign, all of the individual's Options will terminate upon the date on which such employment, consultancy arrangement or Board service terminated. If the Company "Suspends" (as defined in the Option
Plan) the employment of an employee, the Company will not be obligated to issue any shares upon the exercise by the employee of Options during the "Suspension Period" (as defined). If, at the conclusion of the Suspension Period, the Company terminates the employee's employment or the employee resigns or voluntarily terminates his employment, all exercises during the Suspension Period shall be deemed void. If, at the conclusion of the Suspension Period, the Company decides to continue the employment of the employee, the Company will deliver share certificates with respect to all Options which were properly exercised (but for the "Suspension") during the Suspension Period. The effect of termination on the exercisability of SARs is the same as described above with respect to the exercisabilty of Options.

Adjustments

   The number of shares available for the grant of outstanding awards under the Option Plan and the grant of Options under the Outside Director Plan, the number of shares covered by Options to be granted under the Outside Director Plan in the future, the number of shares covered by outstanding awards and Options and the exercise prices of outstanding Options will be adjusted equitably for stock splits, stock dividends, recapitalizations, mergers and other similar changes in the Company's capital stock.

Lapsed Options

   If any Option under the Plans should terminate for any reason without having been exercised in full, the unpurchased shares will become available for the grant of additional awards under the applicable Plan.

Mandatory Exercise; Acceleration

   In the event that the Company adopts a plan of reorganization pursuant to which it will merge into or sell its assets to another corporation or if the Company adopts a plan of complete liquidation, the Plans provide that the Company may give an optionee written notice requiring the individual either
(a) to exercise the Option within 30 days after receipt of such notice, including all installments whether or not they would otherwise be exercisable, or (b) to surrender the Option or any unexercised portion thereof. Any portion of the Option which is not exercised in accordance with the provisions of the applicable Plan by the end of the 30 day period will automatically lapse and the optionee will have no further rights with respect to such Options.

   The Option Plan provides that in the event that a "Change in Control Event" (as defined) occurs, all Options, SARs or Restricted Stock shall become fully exercisable or vested immediately and automatically upon the occurrence of the Change in Control Event. The Outside Director Plan provides that in the event of a Change in Control Event, all Options granted under the Outside Director Plan will become fully exercisable immediately and automatically upon the occurrence of the Change in Control Event. The definition of "Change in Control Event" is identical in both of the Plans, and is set forth in the Exhibits to this Proxy.

No Right of Employment or Service on the Board

   No provision in the Plans confers upon any optionee the right to continue in the employment of the Company, as a consultant or as a Director or affects any right which the Company may have to terminate the employment or consultancy arrangement of, or service on the Board by, any optionee.

Assignment

   Benefits under the Plans generally are not assignable or transferable other than by will or the laws of descent and distribution.

Termination, Amendment and Modification

   In general, the Board of Directors of the Company may at any time terminate or amend the Plans as it may deem advisable, except that no such termination or amendment shall deprive an optionee of any right which has accrued under the Plans.

Federal Income Consequences

   THE FOLLOWING DISCUSSION OF TAX CONSEQUENCES IS GENERAL IN NATURE AND RELATES SOLELY TO FEDERAL INCOME TAX MATTERS. OPTIONEES AND RECIPIENTS OF OTHER AWARDS GRANTED UNDER THE PLANS ARE ADVISED TO CONSULT THEIR PERSONAL TAX ADVISORS AS TO THE FEDERAL, STATE, LOCAL AND OTHER TAX CONSEQUENCES BEFORE EXERCISING AN OPTION OR AWARD OR DISPOSING OF ANY STOCK RECEIVED PURSUANT TO THE EXERCISE OF AN OPTION OR AWARD. IN ADDITION, THE FOLLOWING SUMMARY IS BASED UPON AN ANALYSIS OF THE CODE AS CURRENTLY IN EFFECT, EXISTING LAWS, JUDICAL DECISIONS, ADMINISTRATIVE RULINGS, REGULATIONS AND PROPOSED REGULATIONS, ALL OF WHICH ARE SUBJECT TO CHANGE.

Treatment of Options

   The Code treats Incentive Stock Options and Non-qualified Stock Options differently. However, there generally are no Federal income tax consequences to the optionee or the Company by reason of the grant of Options under either of the Plans.

   Generally, upon exercise of a Non-qualified Stock Option, an optionee will recognize taxable, ordinary income equal to the excess of the fair market value of the stock on the exercise date over the Option price. The Company will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee in the fiscal year which includes the end of the optionee's taxable year. The Company will be required to satisfy applicable withholding requirements in order to be entitled to a tax deduction. In general, if an optionee, in exercising a Non-qualified Stock Option, tenders shares of Common Stock in partial or full payment of the Option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of an Incentive Stock Option and the tender is within two years from the date of grant or one year after the date of exercise of the Incentive Stock Option, the tender will be a disqualifying disposition of the shares acquired upon exercise of the Incentive Stock Option.

   For Incentive Stock Options, an optionee generally does not recognize taxable income at the time of exercise. However, the excess of the fair market value of the stock on the date of exercise over the exercise price will be taken into account in determining whether the "alternative minimum tax" will apply for the year of exercise. If the shares acquired upon exercise are held until at least two years form the date of grant and more than one year from the date of exercise, any gain or loss upon the sale of such shares, if held as capital assets, will be long-term capital gain or loss (measured by the difference between the sales price of the stock and the exercise price). Under current federal income tax law, a long-term capital gain will be taxed at a rate which is less than the maximum rate of tax on ordinary income. If the two-year and one year holding period requirements are not met (a "disqualifying disposition"), an optionee will recognize ordinary income in the year of disposition in an amount equal to the lesser of (i) the fair market value of the stock on the date of exercise minus the exercise price or
(ii) the amount realized on disposition minus the exercise price. The remainder of the gain will be treated as long-term capital gain if the stock has been held for more than a year. If an optionee makes a disqualifying disposition, the Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee.

   In general, if an optionee, in exercising an Incentive Stock Option, tenders shares of Common Stock in partial or full payment of the Option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of another Incentive Stock Option and the tender is within two years from the date of grant or one year after the date of exercise of the other Option, the tender will be a disqualifying disposition of the shares acquired upon exercise of the other Option.

   As noted above, the exercise of an Incentive Stock Option could subject an optionee to the alternative minimum tax. The application of the alternative minimum tax to any particular optionee depends upon the particular facts and circumstances which exist with respect to the optionee in the year of exercise. However, as a general rule, the amount by which the fair market value of the Common Stock on the date of exercise of an Option exceeds the exercise price of the Option will constitute an item of "adjustment" for purposes of determining the alternative minimum taxable income on which the alternative tax may be imposed. As such, this item will enter into the tax base on which the alternative minimum tax is computed, and may therefore cause the alternative minimum tax to become applicable in any given year.

Stock Appreciation Rights, Performance Shares and Performance Units

   There will be no federal income tax consequences to either the recipient or the Company upon the grant of a SAR, Performance Share or Performance Unit. Generally, the recipient will recognize ordinary income upon the receipt of payment pursuant to a SAR, Performance Share or Performance Unit in an amount equal to the fair market value of the Common Stock and the aggregate amount of cash received. The Company generally will be entitled to a corresponding tax deduction equal to the amount includible in the recipient's income.

Restricted Shares

   Generally, absent an election to be taxed currently under Section 83(b) of the Code (a "Section 83(b) Election"), there will be no federal income tax consequences to either the recipient or the Company upon the grant of Restricted Shares. At the expiration of the restriction period and the satisfaction of any other restrictions applicable to the Restricted Shares, the recipient will recognize ordinary income and the Company generally will be entitled to a corresponding deduction equal to the fair market value of the Common Stock at that time. If a Section 83(b) Election is made within 30 days after the date of the Restricted Shares are received, the recipient will recognize an amount of ordinary income at the time of the receipt of the Restricted Shares, and the Company generally will be entitled to a corresponding deduction, equal to the fair market value (determined without regard to applicable restrictions) of the shares at such time. If a Section 83(b) Election is made, no additional income will be recognized by the recipient upon the lapse of restrictions on the shares (and prior to the sale of such shares), but, if the shares are subsequently forfeited, the recipient may not deduct the income that was recognized pursuant to the Section 83(b) Election at the time of the receipt of the shares.

Unrestricted Shares

   Generally, the recipient will recognize ordinary income upon the receipt of Unrestricted Shares in an amount equal to the fair market value of the Common Stock received. The Company generally will be entitled to a corresponding tax deduction equal to the amount includible in the recipient's income if applicable withholding requirements are satisfied.

Persons Subject to Liability Under Section 16(b) of the Exchange Act

   Special rules apply under the Code which may delay the timing and alter the amount of income recognized with respect to awards granted to persons subject to liability under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such persons include directors, "officers" for purposes of Section 16 of the Exchange Act and holders of more than 10% of the outstanding Common Stock.

Limitations on the Company's Compensation deduction

   Code Section 162(m) denies a deduction to any publicly held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that compensation exceeds $1 million for a covered employee. It is possible that compensation attributable to stock options granted in the future under the Option Plan, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year. Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Code Section 162(m), compensation attributable to stock options will qualify as performance-based compensation, provided that: (i) the stock award plan contains a per-employee limitation on the number of shares for which stock options may be granted during a specified period; (ii) the per-employee limitation is approved by the stockholders; (iii) the award is granted by a compensation committee comprised solely of "outside directors"; and (iv) the exercise price of the award is no less than the fair market value of the stock on the date of grant.

Tax Withholding

   The Company, as and when appropriate, shall have the right to require each optionee purchasing shares of Common Stock to pay any federal, state or local taxes required by law to be withheld.

Other

   The Plans are not subject to any provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") and are not qualified under Section 401 of the Code.

The Board of Directors recommends a vote FOR the adoption of the 2004 Stock Option and Incentive Plan.

The Board of Directors recommends a vote FOR the adoption of the 2004 Non-Employee Director Stock Option Plan.


                 STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING


Stockholder Proposals for Inclusion in 2005 Proxy Statement

   If any stockholder intends to present a proposal for consideration at the 2005 Annual Meeting of Stockholders, such proposal must be received by the Company not later than January 7, 2005 for inclusion, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, in the Company's proxy statement for such meeting. Such proposal also will need to comply with Securities and Exchange Commission regulations regarding the inclusion of stockholder proposals in Company-sponsored proxy materials.

Other Requirements for Stockholder Proposals for Presentation at 2005 Annual Meeting.

   According to the by-laws of the Company, notice of any proposal to be presented by any stockholder at any annual meeting must be given timely, in writing, to the Secretary of the Company. To be timely, a stockholder's notice must be given to the Secretary not less than 60 or more than 90 days prior to the date of the meeting; provided that if the date of the meeting is first publicly announced less than 70 days before the date of the meeting, such advance notice must be given within ten days after such meeting date is first publicly announced. All such notices must set forth, as to each matter the stockholder proposes to bring before the Annual Meeting,
(i) the text of the proposal, (ii) a brief description of the reasons for such proposal, (iii) the name and address of the stockholder proposing such business, (iv) the class and number of shares of Common Stock which are beneficially owned by the stockholder and (v) any material interest of the stockholder in such proposal. The chairperson of the meeting will determine whether sufficient notice has been given; in the absence of such notice, a stockholder proposal will not be considered.

   Pursuant to Rule 14a-4 under the Securities Exchange Act of 1934, if a stockholder notifies the Company in a time or manner inconsistent with the Company's by-laws of an intent to present a proposal at the Company's 2005 Annual Meeting (and for any reason the proposal is voted upon at that Annual Meeting), the Company's proxy holders will have the right to exercise discretionary voting authority with respect to the proposal, if presented at the meeting, without including information regarding the proposal in its proxy materials.

Code of Ethics

   The Company has adopted a Code of Ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions. A copy of the Code of Ethics is available on the Company's website (http:// www.wilshireenterprisesinc.com) under the caption "Corporate Policies."

   Ernst & Young has served as the Company's independent auditors for 2003. Representatives of Ernst & Young LLP are expected to attend the Annual Meeting, to have an opportunity to make a statement, if they desire to do so, and to be available to respond to appropriate questions. The Audit Committee has not yet selected independent auditors for 2004.

   We hope that you will attend the meeting of stockholders, and look forward to your presence. HOWEVER, EVEN IF YOU PLAN TO ATTEND, YOU ARE URGED TO EITHER VOTE YOUR SHARES ELECTRONICIALLY ON THE INTERNET, BY TELEPHONE OR BY COMPLETING, SIGNING AND RETURNING THE ENCLOSED PROXY CARD. If you wish to change your vote or vote differently in person, your proxy may be revoked at any time prior to the time it is voted at the meeting.






                              /s/ S. Wilzig Izak
                                  --------------
                                  S. WILZIG IZAK
                                  Chairman of the Board

Dated: May 7, 2004

   A copy of the Company's Annual Report for the year ended December 31, 2003, including financial statements, accompanies this Proxy Statement. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

   The Company will provide without charge, to any shareholder of record who requests it a copy of its Annual Report to the Securities and Exchange Commission on Form 10-K including financial statements and the schedules thereto, for the year ended December 31, 2003. Requests for copies of the Form 10-K should be sent to: Wilshire Enterprises, Inc., Shareholder Relations Department, 921 Bergen Avenue, Jersey City, New Jersey 07306.

                                                            Appendix A


                           WILSHIRE ENTERPRISES, INC.
                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                    CHARTER
                                    MISSION


   The Audit Committee of the Board of Directors (the "Committee") of Wilshire Enterprises, Inc. (the "Company") will assist the Board of Directors (the "Board") in fulfilling its oversight responsibilities. The Committee will review (i) the financial reporting process (including the financial reports provided by the Company to the public), (ii) the systems of internal control,
(iii) the external audit process and (iv) the Company's process for monitoring compliance with laws and regulations and with the code of conduct. In performing its duties, the Committee will maintain effective working relationships with the Board, management and the external auditors. To effectively perform his or her role, each Committee member will obtain an understanding of the detailed responsibilities of Committee membership as well as the Company's business, operations and risks.

AUTHORITY

   The Board authorizes the Committee, within the scope of its responsibilities to:

   o Seek any information it requires from:

     ^ Any employee (and all employees are directed to co-operate with any request made by the Committee)

     ^ External parties

   o Obtain outside legal or other professional advice

   o Encourage the attendance of Company officers at meetings as appropriate

ORGANIZATION

   Membership

   3.1 The Committee will be comprised of at least three members, all of whom shall be independent, as defined by the Securities and Exchange Commission's Rules and Regulations and the American Stock Exchange.

   3.2 Each member of the Committee shall be able to read and understand financial statements.

   3.3 The Chairman of the Committee shall have accounting or related financial management expertise, shall be nominated at the Annual Meeting of the Board and shall serve for a one-year term. The Chairman may continue to serve in this capacity following the one-year term if appointed by the Board at its Annual Meeting.

   3.4 Members of the Committee shall be appointed by the Board at the Annual Meeting of the Board and shall serve for one-year terms. Members may continue to serve on the Committee if appointed by the Board at its Annual Meeting.

Meetings

   3.5 The Committee shall meet no fewer than four times per fiscal year in accordance with a schedule established each year by the Board and at such other times that the Committee may determine. Meetings may be conducted either in person or telephonically.

   3.6 A quorum for any meeting shall be two members (assuming the Committee consists of three members), whose participation may be either in person or by phone.

   3.7 The Secretary of the Committee shall be the Company Secretary, or such other person as appointed by the Board. The Secretary of the Committee shall record minutes of the proceedings of all meetings. The Committee at a subsequent meeting shall approve such minutes.

   3.8 Meeting agendas shall be developed by the Committee Chairman, in consultation with the Company's management and the Secretary of the Committee. Committee members who would like to suggest agenda items should communicate with one of these individuals. Agendas shall be circulated to Committee members prior to Committee meetings.

   3.9 In addition to the Committee members and the Secretary of the Committee, meetings shall include, at the discretion of the Committee, the Company's Chief Executive Officer, Chief Financial Officer and Controller as well as representatives from the Company's external audit firm. As appropriate, the Committee may request any officer or employee of the Company or representatives of the Company's outside counsel, investment bankers or other individuals that it deems appropriate to attend a meeting.

   3.10 The external auditors may request that the Chairman of the Committee call a special meeting of the audit committee, if such auditors deem such a meeting to be necessary and appropriate.

ROLES AND RESPONSIBILITIES

Financial Reporting Process and Financial Statements

   4.1 In consultation with the Company's management and its external auditors, review the design and operation of the Company's financial reporting and disclosure process, both internally and externally.

   4.2 Establish complaint procedures for employees and others to report matters affecting financial reporting and disclosure, internal controls and related accounting and auditing issues as well as protocols to address these concerns.

   4.3 Review the Company's critical accounting policies, including any changes to these policies and practices on an annual or interim basis. This review shall include an analysis, prepared by management of the Company and the external auditors, of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including an analysis of the effect of alternative Generally Accepted Accounting Principles (GAAP) methods on the Company's financial statements and a description of any transactions as to which management obtained accounting opinion letters.

   4.4 Review and discuss the certifications made by the Company's Chief Executive and Chief Financial Officers with respect to the accuracy and completeness of the financial statements and disclosures included in annual and interim reports filed with the Securities and Exchange Commission and the basis upon which those certifications were made prior to filing such reports.

   4.5 Review the results of the work performed by the Company's external auditors prior to the release of annual and interim financial reports to consider any issues that arose during the course of that work concerning the completeness or accuracy of the financial statements or disclosures. Confirm that the scope of the external auditors review of the interim and audit of the annual financial statements was performed in accordance with Generally Accepted Auditing Standards (GAAS).

System of Internal Controls

   4.6 Obtain an understanding of the significant business and operational risks that the Company faces and the internal controls and processes in place to mitigate the impact of those risks on the Company's performance and viability.

   4.7 Understand the scope, nature and results of testing of the Company's internal controls by the Company's external auditors and whether appropriate corrective action has been taken on their recommendations.

   4.8 Review and discuss the certifications made by the Company's Chief Executive and Chief Financial Officers with respect to the Company's system of internal controls included in annual and interim reports filed with the Securities and Exchange Commission and the basis upon which those certifications were made prior to filing such reports.

External Audit

   4.9 Assume direct responsibility for the appointment, retention and oversight of the independent auditor, which firm is ultimately accountable to the Committee.

   4.10 Review the experience and qualifications of the senior members of the independent auditor team and the quality control procedures of the independent auditor. Obtain and review the formal written statement and letter required by Independence Standards Board Standard No. 1 related to the auditors' independence. Ensure that the audit team has followed required partner rotational standards.

   4.11 Review the external auditor's proposed audit scope and approach and ensure no unjustified restrictions or limitations have been placed on the scope of their audit procedures.

   4.12 Review and approve the external audit fees based upon the proposed audit scope.

   4.13 Establish criteria for the pre-approval of non-audit services to be performed by the independent auditors and ensure such services comply with the scope of services regulations promulgated by the Securities and Exchange Commission and other Company regulators.

   4.14 Review the results of the independent auditors procedures, including all matters required to be reported in accordance with GAAS and other regulatory standards.

   4.15 Meet separately with the external auditors to discuss any matters that the Committee or auditors believe should be discussed privately.

   4.16 Ensure that specific findings and recommendations made by the external auditors are received and discussed on a timely basis and Company management takes that appropriate corrective action.

Compliance with Laws and Regulations

   4.17 Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management's investigation and follow-up (including disciplinary action) of any fraudulent acts or non-compliance.

   4.18 Obtain regular updates from management and the Company's legal counsel regarding regulatory compliance matters as well as any legal issues that could have a significant impact on the Company's financial statements or business operations.

Compliance with the Company's Code of Conduct

   4.19 Ensure that the Company's Code of Conduct is in writing and that it has been distributed to and understood by Company employees and other individuals covered by its contents.

   4.20 Review the process for monitoring compliance with the Code of Conduct and obtain regular updates from management regarding compliance.

Reporting and other Responsibilities

   4.21 Regularly update the Board concerning Committee activities, ensure that the Board is aware of matters that may significantly impact the financial condition or affairs of the Company and make appropriate recommendations to address these matters.

   4.22   Perform other oversight functions as requested by the Board.

   4.23 If necessary, institute special investigations and, if appropriate, hire special counsel or experts to assist in such investigations.

   4.24 Review and update the Committee Charter and receive approval of changes from the Board.

   4.25   Evaluate the Committee's own performance on a regular basis.

                                                                     Appendix B


                           WILSHIRE ENTERPRISES, INC.

                          NOMINATING COMMITTEE CHARTER

Purposes of the Nominating Committee

   The purposes of the Nominating Committee are:

   o to consider proposals made by shareholders and others to nominate specific individuals to the board of directors of Wilshire Enterprises, Inc. (the "Company");

   o to identify qualified individuals for membership on such board (the "Board"); and

   o to recommend to the Board the director nominees for election at each annual meeting of shareholders and at each other meeting of shareholders at which directors are to be elected.

Membership of the Nominating Committee

   The Nominating Committee:

   o shall consist of not less than three members of the Board, the exact number to be established by the Board from time to time;

   o shall consist solely of individuals who meet the independence standards set forth in Securities and Exchange Commission rules and in the listing standards applicable to the Company; and

   o shall consist solely of members who are appointed by, and who may be removed by the Board.

Criteria for Nomination to the Board of Directors

   Each individual nominated by the Nominating Committee to serve on the Board of Directors shall, in the Nominating Committee's opinion, satisfy the following criteria (the "Minimum Criteria") together with such other criteria as shall be established by the Nominating Committee:

   o such nominee shall satisfy any legal requirements applicable to members of the Board;

   o such nominee shall have business or professional experience that will enable such nominee to provide useful input to the Board in its deliberations;

   o such nominee shall have a reputation for honesty and ethical conduct;

   o such nominee shall have a working knowledge of the types of responsibilities expected of members of the board of directors of a public corporation; and

   o such nominee shall have experience, either as a member of the board of directors of another public or private corporation or in another capacity, that demonstrates the nominee's capacity to serve in a fiduciary position.

Procedures to be Followed with Respect to the Submission of Names for Consideration by the Nominating Committee.

   The following procedures (the "Minimum Procedures") shall be utilized in considering any candidate for election to the Board at an annual meeting, other than candidates who have previously served on the Board or who are recommended by the Board. A nomination must be delivered to the Secretary of the Company at the principal executive offices of the Company not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year's annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth
(90th) day prior to such annual meeting or the close of business on the tenth
(10th) day following the day on which public announcement of the date of such meeting is first made by the Company. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a notice as described above. Such notice shall set forth as to each person whom the proponent proposes to nominate for election as a director (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (b) information that will enable the Nominating Committee to determine whether the candidate satisfies the Minimum Criteria and any Additional Criteria (as defined below) established by the Nominating Committee.

   In the event that a director is to be nominated at a special meeting of shareholders or is to be elected by the Board, the Nominating Committee shall develop procedures designed to conform, as nearly as practicable, to the procedures applicable to elections of Board members at annual meetings.

   The Nominating Committee may, but shall not be required to, develop other procedures (the "Additional Procedures") designed to supplement the Minimum Procedures.

Processes to be Followed in Considering Candidates

   Candidates to serve on the Board shall be identified from such sources as shall be available to the Nominating Committee, including without limitation recommendations made by shareholders.

   There shall be no differences in the manner in which the Nominating Committee evaluates nominees recommended by shareholders and nominees recommended by the committee or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Board. The evaluation process shall include (i) a review of the information provided to the Nominating Committee by the proponent, (ii) a review of reference letters from at least two sources determined to be reputable by the Nominating Committee and (iii) a personal interview of the candidate, together with a review of such other information as the Nominating Committee shall determine to be relevant.

Duties of the Nominating Committee

   The Nominating Committee shall:

   o determine whether other criteria (the "Additional Criteria"), beyond the Minimum Criteria, should apply in nominating members of the Board, such Additional Criteria to

   o reflect, at a minimum, all applicable laws, rules, regulations and listing standards applicable to the Company, and

   o take into account a potential candidate's experience, areas of expertise and other factors relative to the overall composition of the board of directors;

   o determine whether the Minimum Procedures should be supplemented with Additional Procedures relating to the information to be submitted to the Nominating Committee regarding prospective candidates;

   o annually review the size, composition and needs of the Board and make recommendations to the Board;

   o recommend to the Board the director nominees for election at the next annual meeting of shareholders;

   o consider and recommend candidates for appointment to the Board to the extent vacancies arise between annual meetings of shareholders;

   o consider director candidates submitted by shareholders and other third-parties, in accordance with the Minimum Procedures and any Additional Procedures adopted by the Nominating Committee; and

   o annually review the Nominating Committee charter and recommend to the Board any changes it deems necessary or desirable.

Meetings of the Nominating Committee

   The Nominating Committee shall meet as often as necessary to carry out its responsibilities, but not less than once each year. At the discretion of the chairperson of the Nominating Committee, but at least once each year for all or a portion of a meeting, the members of the Nominating Committee shall meet in executive session, without any members of management present.

Additional Authority of the Nominating Committee

   The Nominating Committee shall have the authority, in its discretion, to retain outside counsel and other advisors.

                                                                     Appendix C


                           WILSHIRE ENTERPRISES, INC.
                      2004 STOCK OPTION AND INCENTIVE PLAN

                                   ARTICLE 1
                      Establishment; Purpose; Definitions


   1.1 Establishment and Effective Date. Wilshire Enterprises, Inc., a Delaware corporation (the "Company" or "Wilshire"), hereby establishes a stock incentive plan to be known as the Wilshire Enterprises, Inc. 2004 Stock Option and Incentive Plan (the "Plan"). The Plan shall become effective as of June 16, 2004, upon the approval of the Company's stockholders at the 2004 Annual Meeting of Stockholders.

   1.2 Purpose of the Plan. The purpose of the Plan is to encourage stock ownership by key employees and consultants of the Company, to provide additional incentive for them to promote the successful business operations of the Company, to encourage them to continue providing services to the Company, and to attract new employees and consultants of the Company.

   1.3 Definitions. As used in the Plan, unless the context requires otherwise, the following terms shall have the meanings specified hereinafter.

        (a) "Board" shall mean the Board of Directors of the Company.

        (b) "Change in Control Event" shall have the meaning ascribed to such term in Article 12 of the Plan.

        (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

        (d) "Committee" shall mean the committee of the Board of Directors provided for in Section 3.1 of the Plan.

        (e) "Common Stock" shall mean the Common Stock, par value $1.00 per share, of the Company, or, if another security is substituted for the Common Stock pursuant to the adjustment provisions of Article 8, such other security.

        (f) "Fair Market Value" shall mean the average of the high and low sales prices of a share of Common Stock on the American Stock Exchange, or if the Common Stock is not listed thereon, on another national securities exchange or on the NASDAQ National Market System, whichever is applicable, on the Grant Date or other relevant date, or if such sales prices are not available, the average of the over-the-counter bid and asked prices for a share of the Common Stock on the Grant Date or other relevant date; provided, that if in the opinion of the Committee the trading activity of the Common Stock is deemed not to constitute a representative market price, the Committee shall have the discretion to engage an independent party to determine Fair Market Value for this purpose.

        (g) "Grant Date" shall mean the date on which an Option is granted.

        (h) "Option" shall mean the right to purchase one or more shares of Common Stock granted under Article 5 of the Plan.

        (i) "Optionee" shall mean a key employee or consultant to whom an Option has been granted under the Plan.

        (j) "Performance Shares" shall mean a grant of shares of Common Stock made pursuant to Article 14 of the Plan.

        (k) "Performance Units" shall mean a grant made pursuant to Article 15 of the Plan.

        (l) "Restricted Shares" shall mean a grant of shares of Common Stock made pursuant to Article 13 of the Plan.

        (m) "Retirement" shall mean (i) the termination of one's employment or consulting career or (ii) such other or related circumstances as shall result in the Committee's determining, in its discretion, that the termination of an employment or consulting relationship should be treated as a "Retirement" for purposes of the Plan.

        (n) "Stock Appreciation Right" shall mean a right granted under Article 6 of the Plan.

        (o) "Suspend", "Suspended" or "Suspension", when referring to the employment of an Optionee, shall mean the reasonable determination by the Board of Directors or the Chairman or the President of the Company that the Optionee's performance of his duties or the Optionee's conduct warrants an investigation by management in order to determine whether or not the Optionee's employment should be terminated. The duties of an Optionee may but need not be limited by management while the Optionee's employment is so Suspended, and the Optionee will be deemed by management to be an employee who is not in good standing.

        (p) "Suspended Optionee" shall mean an Optionee whose employment has been suspended.

        (q) "Suspension Period" shall mean the time period beginning with the date on which the Board of Directors or Chairman or President of the Company makes its determination that an investigation of the Optionee is warranted and ending on the date the Company (i) terminates the employment of a Suspended Optionee or (ii) determines to continue the employment of a Suspended Optionee and terminate any investigation of such Optionee.

        (r) "Unrestricted Shares" shall mean a grant of shares of Common Stock made pursuant to Article 16 of the Plan.

                                   ARTICLE 2

                            Awards; Shares Available

   2.1 Form of Awards. Awards under the Plan may be granted in any one or all of the following forms: (i) incentive stock options ("Incentive Stock
Options") meeting the requirements of Section 422 of the Code; (ii) non-qualified stock options ("Non-qualified Stock Options") (unless otherwise indicated, references in the Plan to "Options" shall include both Incentive Stock Options and Non-qualified Stock Options); (iii) stock appreciation rights ("Stock Appreciation Rights"), as described in Article 6 hereof, which may be awarded either in tandem with Options ("Tandem Stock Appreciation Rights") or on a stand-alone basis ("Nontandem Stock Appreciation Rights");
(iv) shares of Common Stock which are restricted as provided in Article 13 hereof ("Restricted Shares"); (v) units representing shares of Common Stock, as described in Article 14 hereof ("Performance Shares"); (vi) units which do not represent shares of Common Stock but which may be paid in the form of Common Stock, as described in Article 15 hereof ("Performance Units"); and
(vii) shares of Common Stock that are not subject to any conditions as to vesting ("Unrestricted Shares"), as described in Article 16 hereof.

   2.2 Maximum Shares Available. The maximum aggregate number of shares of Common Stock available for award under the Plan is 600,000, subject to adjustment pursuant to Article 8 hereof. Shares of Common Stock issued pursuant to the Plan may be either authorized but unissued shares or issued shares reacquired by the Company. In the event that prior to the end of the period during which Options may be granted under the Plan, any Option or any Nontandem Stock Appreciation Right under the Plan expires unexercised or is terminated, surrendered or canceled (other than in connection with the exercise of Stock Appreciation Rights) without being exercised in whole or in part for any reason, or any Restricted Shares, Performance Shares or Performance Units are forfeited, or if such awards are settled in cash in lieu of shares of Common Stock, then such shares or units shall be available for subsequent awards under the Plan, upon such terms as the Committee may determine.

   2.3 Return of Prior Awards. As a condition to any award under the Plan, the Committee shall have the right, at its discretion, to require recipients to return to the Company awards previously granted under the Plan or any other stock option plan of the Company. Subject to the provisions of the Plan, such new award shall be upon such terms and conditions as are specified by the Committee at the time the new award is granted.

                                   ARTICLE 3

                                 Administration

   3.1 Committee. Awards shall be determined, and the Plan shall be administered, by a Committee as appointed from time to time by the Board from amongst its members, which Committee shall consist of not less than two (2) members of the Board. Except as permitted by Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Act"), and by Section 162(m) of the Code (or regulations promulgated thereunder), no member of the Board may serve on the Committee if such member: (i) is or has been granted or awarded stock, stock options, stock appreciation rights or any other equity security or derivative security of the Company or any of its affiliates pursuant to the Plan or any other plan of the Company or its affiliates either while serving on the Committee or during the one year period prior to being appointed to the Committee; (ii) is an employee or former employee of the Company; or (iii) receives remuneration from the Company, either directly or indirectly, in any capacity other than as a director.

   3.2 Powers of Committee. Subject to the express provisions of the Plan, the Committee shall have the power and authority (i) to grant Options and to determine the purchase price of the Common Stock covered by each Option, the term of each Option, the number of shares of Common Stock to be covered by each Option and any performance objectives or vesting standards applicable to each Option; (ii) to designate Options as Incentive Stock Options or Non-qualified Stock Options and to determine which Options, if any, shall be accompanied by Tandem Stock Appreciation Rights, (iii) to grant Tandem Stock Appreciation Rights and Nontandem Stock Appreciation Rights and to determine the terms and conditions of such rights; (iv) to grant Restricted Shares and to determine the term of the restricted period and other conditions and restrictions applicable to such shares; (v) to grant Performance Shares and Performance Units and to determine the performance objectives, performance periods and other conditions applicable to such shares or units; (vi) to grant Unrestricted Shares; (vii) to determine the employees and consultants to whom, and the time or times at which, Options, Stock Appreciation Rights, Restricted Shares, Performance Shares, Performance Units and Unrestricted Shares shall be granted; and (viii) to modify or amend each Option, Stock Appreciation Right, Restricted Share, Performance Share, Performance Unit, and/or Unrestricted Share granted under the Plan.

   3.3 Interpretations. The Committee shall have sole discretionary authority to interpret the terms of the Plan, to adopt and revise rules, regulations and policies to administer the Plan and to make any other factual determinations which it believes to be necessary or advisable for the administration of the Plan. All actions taken and interpretations and determinations made by the Committee in good faith shall be final and binding upon the Company, all employees and consultants who have received awards under the Plan and all other interested persons.

   3.4 Liability; Indemnification. No member of the Committee shall be personally liable for any action, interpretation or determination made in good faith with respect to the Plan or awards made thereunder, and each member of the Committee shall be fully indemnified and protected by the Company with respect to any liability he or she may incur with respect to any such action, interpretation or determination, to the extent such indemnification is permitted by applicable law and to the extent such indemnification is provided in the Company's Certificate of Incorporation and By-laws, as amended from time to time, or under any agreement between any such member and the Company.


                                   ARTICLE 4

                                  Eligibility

   4.1 Criteria. Awards may be made to all employees and consultants of the Company or any of its subsidiaries (subject to such requirements as may be prescribed by the Committee); provided, however, that (i) no employee or consultant may receive awards of or relating to more than 250,000 shares of Common Stock in the aggregate in any fiscal year of the Company and (ii) no consultant may be granted Incentive Stock Options unless the Code is amended to permit consultants to receive the tax advantages associated with "incentive stock options" under the Code. Subject to the immediately preceding sentence, awards may be made to a director of the Company who is not also a member of the Committee, provided that the director is also an employee or consultant of the Company. In determining the employees and consultants to whom awards shall be granted and the number of shares to be covered by each award, the Committee shall take into account the nature of the services rendered by such employees and consultants, their present and potential contributions to the success of the Company and its subsidiaries and such other factors as the Committee in its sole discretion shall deem relevant.

   4.2 Subsidiaries. As used herein, the term "subsidiary" shall mean any present or future corporation, partnership or joint venture in which the Company owns, directly or indirectly, 50% or more of the economic interests. Notwithstanding the foregoing, only employees of the Company and any present or future corporation which is or may be a "subsidiary corporation" of the Company as such term is defined in Section 424(f) of the Code shall be eligible to receive Incentive Stock Options.


                                   ARTICLE 5

                                 Stock Options

   5.1 Option Grant. Options may be granted under the Plan for the purchase of shares of Common Stock. The Committee shall, from time to time, select the employees and consultants to whom Options will be granted and shall determine the number of shares to be covered by each Option and the option exercise price per share. Options shall be granted upon such terms and conditions, including the satisfaction of corporate or individual performance objectives and other vesting standards, as the Committee shall determine, subject to the provisions of the Plan.

   5.2 Designation as Non-qualified Stock Option or Incentive Stock Option. In connection with any grant of Options, the Committee shall designate in the written agreement required pursuant to Article 10 hereof whether the Options granted shall be Incentive Stock Options or Non-qualified Stock Options, or in the case both are granted, the number of shares of each. If no specification is made, the Option shall be deemed to be a Non-qualified Stock Option.

   5.3 Option Price. The price at which shares of Common Stock shall be purchased under a Non-qualified Stock Option shall not be less than 85% of the Fair Market Value of such shares on the Grant Date. The Committee may also determine at the time of grant or at any later time while the Non-qualified Stock Option is exercisable that the Company will allow a credit against the option exercise price (a "Right") of a Non-qualified Stock Option in an amount equal to the increase in the Fair Market Value of the Common Stock at the exercise date over the Fair Market Value at the date that the Right is granted, but not to exceed the amount allowed to the Company as a federal tax deduction upon such exercise. Under no circumstances may the exercise price of any Option be less than the par value of the Common Stock. Such Right will be applicable only towards the purchase price of shares of Common Stock. The price at which shares of Common Stock shall be purchased under an Incentive Stock Option shall be not less than the Fair Market Value of such shares on the Grant Date. In the case of an Incentive Stock Option granted to an employee owning (actually or constructively under Section 424(d) of the Code), more than 10% of the total combined voting power of all classes of stock of the Company or of a subsidiary (a "10% Stockholder"), the Option price shall not be less than 110% of the Fair Market Value of the Common Stock on the Grant Date. The Option price so determined for any Option pursuant to this
Section 5.3 shall also be applicable in connection with the exercise of any Tandem Stock Appreciation Rights granted with respect to such Option.

   5.4 Limitation on Amount of Incentive Stock Options. In the case of Incentive Stock Options, the aggregate Fair Market Value (determined at the time the Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all plans of the Company and any subsidiary) shall not exceed $100,000.

   5.5 Limitation on Time of Grant. No grant of an Incentive Stock Option shall be made under the Plan more than ten (10) years after the date the Plan is approved by the Board.

   5.6 Exercise of Options. Unless the Committee establishes otherwise at the time an Option is granted or thereafter, or except as provided by Articles 7, 9 and 12, (i) each Option shall be exercisable in annual installments, (ii) no Option shall be exercisable for one year after the Grant Date and (iii) thereafter, 25% of such Option shall first become exercisable on each of the first, second, third and fourth annual anniversary dates of the Grant Date. Accordingly, an Option may be exercised at any time and from time to time as to all or any part of the shares covered thereby at any time on or after the fourth annual anniversary of the Grant Date and thereafter until the term of such Option expires or otherwise ends. The Committee may accelerate the exercisability of any Option at any time.

   5.7 Method of Exercise. To the extent permitted by Section 5.6 above, Optionees may exercise their Options from time to time by giving written notice to the Company. The date of exercise shall be the date on which the Company receives an exercise notice. Such notice shall state the number of shares to be purchased and the desired closing date, which date shall be at least fifteen days after the giving of such notice unless an earlier date shall have been mutually agreed upon. At the closing, the Company shall deliver to the Optionee (or other person entitled to exercise the Option) at the principal office of the Company, or such other place as shall be mutually acceptable, a certificate or certificates for such shares against either (1) payment in full of the Option price for the number of shares to be delivered, by bank cashier's check, or (2) with the prior consent of the Committee, tender to the Company of a number of shares of Common Stock that have been owned by the Optionee for a period of at least six months free of any substantial risk of forfeiture or that were purchased on the open market without assistance, direct or indirect, from the Company having a Fair Market Value (as of the date of closing) equal to the Option price times the number of shares being purchased or (3) a combination of (1) and (2). The Committee shall have no obligation to permit the tender of shares in payment of the Option price. The Committee, in its discretion, may establish a cashless exercise program under the Plan. If the Optionee (or other person entitled to exercise the Option) shall fail to accept delivery of and pay for all or any part of the shares specified in his notice when the Company shall tender such shares to him, his right to exercise the Option with respect to such unpurchased shares may be terminated by the Committee.

   5.8 Term. The term of each Option granted hereunder shall be determined by the Committee; provided, however, that, notwithstanding any other provision of the Plan, in no event shall an Incentive Stock Option be exercisable after ten
(10) years from the date it is granted, or in the case of an Incentive Stock Option granted to a 10% Stockholder, five (5) years from the date it is granted.

   5.9 Cancellation of Stock Appreciation Rights. Upon exercise of all or a portion of an Option, any related Tandem Stock Appreciation Rights shall be canceled with respect to an equal number of shares of Common Stock.


                                   ARTICLE 6

                           Stock Appreciation Rights

   6.1 Grants of Stock Appreciation Rights. Tandem Stock Appreciation Rights may be awarded by the Committee in connection with any Option granted under the Plan, either at the time the Option is granted or thereafter at any time prior to the exercise, termination or expiration of the Option. Nontandem Stock Appreciation Rights may also be granted by the Committee at any time. At the time of grant of Nontandem Stock Appreciation Rights, the Committee shall specify the number of shares of Common Stock covered by such right and the base price of shares of Common Stock to be used in connection with the calculation described in Section 6.4 below. The base price of any Nontandem Stock Appreciation Rights shall be not less than 85% of the Fair Market Value of a share of Common Stock on the date of grant. Stock Appreciation Rights shall be subject to such terms and conditions not inconsistent with the other provisions of the Plan as the Committee shall determine.

   6.2 Limitations on Exercise. Tandem Stock Appreciation Rights shall be exercisable only to the extent that the related Option is exercisable and shall be exercisable only for such period as the Committee may determine (which period may expire prior to the expiration date of the related Option); provided, however, if no such period is specified, a Tandem Stock Appreciation Right shall be exercisable only for the period that the related Option is exercisable. Upon the exercise of all or a portion of Tandem Stock Appreciation Rights, the related Option shall be canceled with respect to an equal number of shares of Common Stock. Shares of Common Stock subject to Options, or portions thereof, surrendered upon exercise of Tandem Stock Appreciation Rights shall not be available for subsequent awards under the Plan. Nontandem Stock Appreciation Rights shall be exercisable during such period as the Committee shall determine.

   6.3 Surrender or Exchange of Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights shall entitle the recipient to surrender to the Company unexercised the related Option, or any portion thereof, and, subject to Section 6.6, to receive from the Company in exchange therefor that number of shares of Common Stock having an aggregate Fair Market Value equal to (A) the excess of (i) the Fair Market Value of one (1) share of Common Stock as of the date the Tandem Stock Appreciation Rights are exercised over (ii) the Option price per share specified in such Option, multiplied by (B) the number of shares of Common Stock subject to the Option, or portion thereof, which is surrendered. In addition, the Optionee shall be entitled to receive an amount equal to any credit against the Option exercise price which would have been allowed had the Option, or portion thereof, been exercised. Cash shall be delivered in lieu of any fractional shares.

   6.4 Exercise of Nontandem Stock Appreciation Rights. The exercise of Nontandem Stock Appreciation Rights shall, subject to Section 6.6, entitle the recipient to receive from the Company that number of shares of Common Stock having an aggregate Fair Market Value equal to (A) the excess of (i) the Fair Market Value of one (1) share of Common Stock as of the date on which the Nontandem Stock Appreciation Rights are exercised over (ii) the base price of the shares covered by the Nontandem Stock Appreciation Rights, multiplied by
(B) the number of shares of Common Stock covered by the Nontandem Stock Appreciation Rights, or the portion thereof being exercised. Cash shall be delivered in lieu of any fractional shares.

   6.5 Settlement of Stock Appreciation Rights. As soon as is reasonably practicable after the exercise of any Stock Appreciation Rights, the Company shall (i) issue, in the name of the recipient, stock certificates representing the total number of full shares of Common Stock to which the recipient is entitled pursuant to Section 6.3 or 6.4 hereof and cash in an amount equal to the Fair Market Value, as of the date of exercise, of any resulting fractional shares, or (ii) if the Committee causes the Company to elect to settle all or part of its obligations arising out of the exercise of the Stock Appreciation Rights in cash pursuant to Section 6.6 hereof, deliver to the recipient an amount in cash equal to the Fair Market Value, as of the date of exercise, of the shares of Common Stock it would otherwise be obligated to deliver.

   6.6 Cash Settlement. The Committee, in its discretion, may cause the Company to settle all or any part of its obligation arising out of the exercise of Stock Appreciation Rights by the payment of cash in lieu of all or part of the shares of Common Stock it would otherwise be obligated to deliver in an amount equal to the Fair Market Value of such shares on the date of exercise.


                                   ARTICLE 7

                                  Termination

   If the Company shall terminate the employment or consultancy arrangement of an Optionee or holder of Stock Appreciation Rights for any reason other than for cause or upon the conclusion of a Suspension Period, all such individual's Options and/or Stock Appreciation Rights shall terminate three months after the date upon which such employment or consultancy arrangement shall cease, but in any event, no later than the date upon which the respective Options and/or Stock Appreciation Rights expire. If the individual shall voluntarily terminate his employment or consultancy arrangement with the Company or resign (other than due to Retirement), or if the Company shall terminate the employment or consultancy arrangement of an Optionee for cause, all such individual's Options and/or Stock Appreciation Rights shall terminate upon the date on which such employment or consultancy arrangement shall cease. If the Company shall Suspend the employment of an employee, the Company shall not be obligated to issue any shares upon the exercise by the employee of any Options held by him and shall not be obligated to settle any Stock Appreciation Rights of the employee if the exercise occurs during the Suspension Period. Any documents tendered by the employee to the Company during the Suspension Period pursuant to an exercise will not be deemed to be accepted by the Company during such Suspension Period, and any such exercise shall be governed by the provisions set forth in the following two sentences. If, at the conclusion of the Suspension Period, the Company shall terminate the employment of the Suspended Optionee or such Suspended Optionee shall resign or voluntarily terminate his employment with the Company, all such exercises shall be deemed void, and the Company will return to the employee any documents tendered to effect an exercise, including the purchase price, without interest. If, at the conclusion of the Suspension Period, the Company shall determine to continue the employment of the Suspended Optionee, the Company shall deliver share certificates to the Optionee and will settle all Stock Appreciation Rights with respect to all Options and Stock Appreciation Rights which were properly exercised (but for the Suspension) by the employee during the Suspension Period as promptly a practicable after the date the Suspension Period ends. If the employment or consultancy arrangement of an Optionee or holder of a Stock Appreciation Right shall terminate as a result of such individual's death, disability or Retirement, all such individual's Options and Stock Appreciation Rights shall (except as otherwise determined by the Committee) terminate one year after the date of termination, but in any event, not later than the date upon which the respective Options and Stock Appreciation Rights shall expire. During such period, the Options and/or Stock Appreciation Rights may be exercised by the Optionee or holder of Stock Appreciation Rights or his personal representatives, next of kin, executors or legatees, as the case may be. No exercise permitted by this Article 7 shall entitle an Optionee or holder of Stock Appreciation Rights or his personal representatives, next of kin, executors or legatees to exercise any portion of any Option and/or Stock Appreciation Rights beyond the extent to which such Option and/or Stock Appreciation Rights are exercisable pursuant to the provisions of this Plan on the date such individual's employment or consultancy arrangement with the Company terminates.


                                   ARTICLE 8

                          Changes in Capital Structure

   In the event that there is a change in the capitalization of the Company, such as by reason of a stock dividend, recapitalization, extraordinary dividend of cash or property, stock split-up, combination of shares, or other event which the Committee determines is dilutive, then appropriate adjustments shall be made by the Committee to the number and kind of shares reserved for issuance under the Plan. In addition, the Committee shall make appropriate adjustments to the number and kind of shares subject to outstanding Options, Stock Appreciation Rights, Restricted Shares or Performance Shares and the purchase price per share thereunder shall be appropriately adjusted consistent with such change. In no event shall fractional shares be issued or issuable pursuant to any adjustment made under this Article 8. The determination of the Committee as to any adjustment shall be final and conclusive.


                                   ARTICLE 9

                               Mandatory Exercise

   Notwithstanding anything to the contrary set forth in this Plan, in the event that the Company should adopt a plan of reorganization pursuant to which it shall merge into, consolidate with, or sell its assets to, any other corporation or entity or if the Company should adopt a plan of complete liquidation, the Company may give an Optionee or holder of Stock Appreciation Rights written notice thereof requiring such Optionee or holder either (a) to exercise the Option or Stock Appreciation Rights within thirty days after receipt of such notice including all installments whether or not they would otherwise be exercisable at that date, or (b) to surrender such Option or Stock Appreciation Rights or any unexercised portion thereof. Any portion of such Option or Stock Appreciation Rights which shall not have been exercised in accordance with the provisions of the Plan by the end of such 30-day period shall automatically lapse irrevocably and the Optionee or holder shall have no further rights thereunder.

                                   ARTICLE 10

                               Written Agreement

   Each award of Options, Stock Appreciation Rights, Restricted Shares, Performance Shares, Performance Units and Unrestricted Shares under the Plan will be evidenced by a written agreement in such form as the Committee may from time to time approve. Such agreement will contain such provisions as the Committee may in its discretion deem advisable, including without limitation additional restrictions or conditions upon the award. The Committee may require any person receiving an award hereunder, as a condition to the grant of such award or any other event, to make such representations and warranties and to execute and deliver such notices of exercise and other documents as the Committee may deem consistent with the Plan or the terms and conditions of the Option agreement. Not in limitation of any of the foregoing, in any such case referred to in the preceding sentence the Committee may also require such person to execute and deliver documents containing such representations, warranties and agreements as the Committee or counsel to the Company shall deem necessary or advisable to comply with any applicable Federal or State securities laws, and any other applicable law, regulation or rule.


                                   ARTICLE 11

                             Listing; Registration

   If at any time the Board determines, in its discretion, that the listing, registration or qualification of any of the stock subject to any award under the Plan upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with granting awards under the Plan or the issue of stock thereunder, no further awards need be granted, the exercise of outstanding Options and Stock Appreciation Rights and the delivery of any Plan benefit may be deferred, and the Company shall not be obligated to issue or deliver any shares, until such action can be taken or consent or approval can be obtained at the Company's expense, free of any condition unacceptable to the Board.


                                   ARTICLE 12

                               Change in Control

   Notwithstanding any other provision of this Plan, in the event that a "Change in Control Event" occurs, all Options, Stock Appreciation Rights and Restricted Shares granted hereunder which are held by persons who are employed by the Company or provide consulting services to the Company as of the occurrence of such a Change in Control Event shall become fully exercisable or vested immediately and automatically upon the occurrence of such a Change in Control Event. For purposes of this Plan, the term "Change in Control Event" shall mean any of the following events:

     (i) the acquisition by any one person, or more than one person acting as a group, other than any such person or group that beneficially owned (within the meaning of Rule 13d-3) 10% or more of the total voting power of the capital stock of the Company as of the date on which this Plan is approved by the Board, of ownership of stock of the Company possessing 15% or more of the total voting power of the capital stock of the Company;

     (ii) the approval by the stockholders of the Company of (i) any consolidation or merger of the Company, in which the holders of voting stock of the Company immediately before the consolidation or merger will not own 50% or more of the voting shares of the continuing or surviving corporation immediately after such consolidation or merger, or (ii) any sale, lease, exchange or other transfer (in one transaction or series or related transactions) of all or substantially all of the assets of the Company; or

     (iii)a change of 25% (rounded to the next whole percent) in the membership of the Board of Directors within a 12-month period, unless the election, or nomination for election by stockholders, of each new director within such period was approved by the vote of 80% (rounded to the next whole person) of the directors then still in office who were in office at the beginning of such 12-month period.


                                   ARTICLE 13

                               Restricted Shares

   13.1 Grant of Restricted Shares. The Committee may from time to time cause the Company to grant Restricted Shares under the Plan to employees and consultants, subject to such restrictions, conditions and other terms as the Committee may determine.

   13.2 Restrictions. At the time a grant of Restricted Shares is made, the Committee shall establish a period of time (the "Restricted Period") applicable to such Restricted Shares. Each grant of Restricted Shares may be subject to a different Restricted Period. The Committee may, in its sole discretion, at the time a grant is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives, which shall be applicable to all or any portion of the Restricted Shares. The Committee may also, in its sole discretion, shorten or terminate the Restricted Period or waive any other restrictions applicable to all or a portion of such Restricted Shares. None of the Restricted Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Restricted Shares.

   13.3 Restricted Share Certificates. The Company shall issue, in the name of each employee and consultant to whom Restricted Shares have been granted, stock certificates representing the total number of Restricted Shares granted to such person, as soon as reasonably practicable after the grant. The Company, at the direction of the Committee, shall hold such certificates, properly endorsed for transfer, for the employee's or consultant's benefit until such time as the Restricted Shares are forfeited to the Company, or the restrictions lapse.

   13.4 Rights of Holders of Restricted Shares. Unless otherwise provided by the Committee, holders of Restricted Shares shall have the right to vote such shares and have the right to receive any cash dividends with respect to such shares. All distributions, if any, received by an employee or consultant with respect to Restricted Shares as a result of any stock split, stock distribution, a combination of shares, or other similar transaction shall be subject to the restrictions of this Article 13.

   13.5 Forfeiture. Any Restricted Shares granted to an employee or consultant pursuant to the Plan shall be forfeited if the employee voluntarily terminates employment with the Company or its subsidiaries or resigns or the consultant voluntarily terminates his consultancy arrangement with the Company or its subsidiaries, or if the employee's employment or the consultant's consultancy arrangement is terminated for cause prior to the expiration or termination of the Restricted Period and the satisfaction of any other conditions applicable to such Restricted Shares. Upon such forfeiture, the Restricted Shares that are forfeited shall be retained in the treasury of the Company and be available for subsequent awards under the Plan, unless the Committee directs that such Restricted Shares be canceled upon forfeiture. If the employee's employment or the consultant's consultancy arrangement terminates for any other reason, Restricted Shares of such person shall be forfeited, unless the Committee, in its sole discretion, shall determine otherwise.

   13.6 Delivery of Restricted Shares. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to the Restricted Shares shall lapse and a stock certificate for the number of Restricted Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, to the employee or consultant or his beneficiary or estate, as the case may be.

                                   ARTICLE 14

                               Performance Shares

   14.1 Award of Performance Shares. For each Performance Period (as defined below), Performance Shares may be granted under the Plan to such employees and consultants of the Company and its subsidiaries as the Committee shall determine in its sole discretion. Each Performance Share shall be deemed to be equivalent to one (1) share of Common Stock. Performance Shares granted to an employee or consultant shall be credited to an account (a "Performance Share Account") established and maintained for such person.

   14.2 Performance Period. "Performance Period" shall mean such period of time as shall be determined by the Committee in its sole discretion. Different Performance Periods may be established for different recipients of Performance Shares. Performance Periods may run consecutively or concurrently.

   14.3 Right to Payment of Performance Shares. With respect to each award of Performance Shares under the Plan, the Committee shall specify performance objectives (the "Performance Objectives") which must be satisfied in order for the recipient to vest in the Performance Shares which have been awarded to him for the Performance Period. If the Performance Objectives established for a recipient for the Performance Period are partially but not fully met, the Committee may, nonetheless, in its sole discretion, determine that all or a portion of the Performance Shares have vested. If the Performance Objectives for a Performance Period are exceeded, the Committee may, in its sole discretion, grant additional, fully vested Performance Shares to the recipient. The Committee may also determine, in its sole discretion, that Performance Shares awarded to an employee or consultant shall become partially or fully vested upon the termination of the employee's employment or the consultant's consultancy arrangement for any reason prior to the end of the Performance Period.

   14.4 Payment for Performance Shares. As soon as practicable following the end of a Performance Period, the Committee shall determine whether the Performance Objectives for the Performance Period have been achieved (or partially achieved to the extent necessary to permit partial vesting at the discretion of the Committee pursuant to Section 14.3). If the Performance Objectives for the Performance Period have been exceeded, the Committee shall determine whether additional Performance Shares shall be granted to the recipient pursuant to Section 14.3. As soon as reasonably practicable after such determinations, or at such later date as the Committee shall determine at the time of grant, the Company shall pay to the recipient an amount with respect to each vested Performance Share equal to the Fair Market Value of a share of Common Stock on such payment date or, if the Committee shall so specify at the time of grant, an amount equal to (i) the Fair Market Value of a share of Common Stock on the payment date less (ii) the Fair Market Value of a share of Common Stock on the date of grant of the Performance Share. Payment may be made entirely in cash, entirely in Common Stock (including Restricted Shares) or in such combination of cash and Common Stock as the Committee shall determine in its sole discretion.

   14.5 Voting and Dividend Rights. Except as provided herein, no employee or consultant shall be entitled to any voting rights, to receive any cash dividends, or to have his Performance Share Account credited or increased as a result of any cash dividends or other distribution with respect to Common Stock. Notwithstanding the foregoing, within sixty (60) days from the date of payment of a cash dividend by the Company on its shares of Common Stock, the Committee, in its sole discretion, may credit a recipient's Performance Share Account with additional Performance Shares having an aggregate Fair Market Value equal to the cash dividend per share paid on the Common Stock multiplied by the number of Performance Shares credited to his account at the time the cash dividend was declared.


                                   ARTICLE 15

                               Performance Units

   15.1 Award of Performance Units. For each Performance Period (as previously defined), Performance Units may be granted under the Plan to such employees or consultants of the Company and its subsidiaries as the Committee shall determine in its sole discretion. The award agreement covering such Performance Units shall specify a value for each Performance Unit or shall set forth a formula for determining the value of each Performance Unit at the time of payment (the "Ending Value"). If necessary to make the calculation of the amount to be paid to the recipient pursuant to Section 15.3, the Committee shall also state in the award agreement the initial value of each Performance Unit (the "Initial Value"). Performance Units granted to an employee or consultant shall be credited to an account (a "Performance Unit Account") established and maintained for such person.

   15.2 Right to Payment of Performance Units. With respect to each award of Performance Units under the Plan, the Committee shall specify Performance Objectives which must be satisfied in order for the recipient to vest in the Performance Units which have been awarded to him for the Performance Period. If the Performance Objectives established for an employee or consultant for the Performance Period are partially but not fully met, the Committee may, nonetheless, in its sole discretion, determine that all or a portion of the Performance Units have vested. If the Performance Objectives for a Performance Period are exceeded, the Committee may, in its sole discretion, grant additional, fully vested Performance Units to the recipient. The Committee may, in its sole discretion, adjust the Performance Objectives or the Initial Value or Ending Value of any Performance Units to reflect extraordinary events, such as stock splits, recapitalizations, mergers, combinations, divestitures, spin-offs and the like. The Committee may also determine, in its sole discretion, that Performance Units awarded to an employee or consultant shall become partially or fully vested upon the termination of the individual's employment or consultancy arrangement or for any other reason.

   15.3 Payment for Performance Units. As soon as practicable following the end of a Performance Period, the Committee shall determine whether the Performance Objectives for the Performance Period have been achieved (or partially achieved to the extent necessary to permit partial vesting at the discretion of the Committee pursuant to Section 15.2). If the Performance Objectives for the Performance Period have been exceeded, the Committee shall determine whether additional Performance Units shall be granted to the recipient pursuant to Section 15.2. As soon as reasonably practicable after such determinations, or at such later date as the Committee shall determine at the time of grant, the Company shall pay to the recipient an amount with respect to each vested Performance Unit equal to the Ending Value of the Performance Unit or, if the Committee shall so specify at the time of grant, an amount equal to (i) the Ending Value of the Performance Unit less (ii) the Initial Value of the Performance Unit. Payment may be made entirely in cash, entirely in Common Stock (including Restricted Shares) or in such combination of cash and Common Stock as the Committee shall determine in its sole discretion.


                                   ARTICLE 16

                              Unrestricted Shares

   16.1 Award of Unrestricted Shares. The Committee may cause the Company to grant Unrestricted Shares to employees or consultants at such time or times, in such amounts and for such reasons as the Committee, in its sole discretion, shall determine. No payment shall be required for Unrestricted Shares.

   16.2 Delivery of Unrestricted Shares. The Company shall issue, in the name of each person to whom Unrestricted Shares have been granted, stock certificates representing the total number of Unrestricted Shares granted to the individual, and shall deliver such certificates to the employee or consultant as soon as reasonably practicable after the date of grant or on such later date as the Committee shall determine at the time of grant.


                                   ARTICLE 17

                                 Miscellaneous

   17.1 Tax Withholding. The Company shall have the right to require employees or consultants or their respective beneficiaries or legal representatives to remit to the Company an amount sufficient to satisfy Federal, state and local withholding tax requirements, or to deduct from all payments under the Plan amounts sufficient to satisfy all withholding tax requirements. Whenever payments under the Plan are to be made to a recipient in cash, such payments shall be net of any amounts sufficient to satisfy all Federal, state and local withholding tax requirements. The Committee may, in its sole discretion, permit a recipient to satisfy his tax withholding obligation either by (i) surrendering shares owned by the individual or (ii) having the Company withhold from shares otherwise deliverable to the individual. Shares surrendered or withheld shall be valued at their Fair Market Value as of the date on which income is required to be recognized for income tax purposes.

   17.2 Non-assignability. No award granted hereunder (other than Unrestricted Shares) shall be assignable or transferable by the Optionee or holder except by will or the laws of descent and distribution, in which events the terms of this Plan, including all restrictions and limitations set forth herein, shall continue to apply to the transferee. Each award shall only be exercisable by the recipient during his lifetime.

   17.3 Optionee's Rights as Stockholder. An Optionee shall have no rights as a stockholder of the Company with respect to any shares subject to an Option until the Option has been exercised and the certificate with respect to the shares purchased upon exercise of the Option has been duly issued and registered in the name of the Optionee.

   17.4 Term. No award shall be granted under the Plan more than ten (10) years after the date on which the Board adopts the Plan.

   17.5 Adoption and Ratification. This Plan has been adopted by the Board subject to the ratification by the shareholders of the Company at the Company's 2004 Annual Meeting of Stockholders. This Plan shall terminate unless ratified by the stockholders within one year of adoption by the Board.

   17.6 Termination and Amendment. The Board may at any time terminate or amend the Plan or any award then outstanding as it may deem advisable; provided, however, that no such amendment may be made without stockholder approval if such approval is required by Rule 16b-3 under the Act. No termination or amendment may, without the consent of the employee or consultant to whom an award has been granted, adversely affect the rights of such individual under such award.

   17.7 Governing Law. This Plan and all agreements entered into hereunder shall be governed by and construed under the laws of the State of Delaware.

   17.8 No Right to Employment or Consultancy Arrangement. Nothing in the Plan or in any written agreement entered into pursuant to the Plan, nor the grant of any award, shall confer upon any employee or consultant any right to continue an employment or consultancy arrangement with the Company or a subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such written agreement or interfere with or limit the right of the Company or a subsidiary to modify the terms of or terminate such arrangement at any time.

   17.9 Compliance with Section 16(b). In the case of individuals who are or may be subject to Section 16 of the Act, it is the intent of the Company that the Plan and any award granted hereunder satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3, so that such persons will be entitled to the benefits of Rule 16b-3. If any provision of the Plan or any award would otherwise conflict with the intent expressed herein, that provision, to the extent possible, shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, such provision shall be deemed void as applicable to individuals who are subject to Section 16 of the Act.

                                                                     Appendix D


                           WILSHIRE ENTERPRISES, INC.
                  2004 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

                                   ARTICLE 1
                      Establishment; Purpose; Definitions


   1.1 Establishment and Effective Date. Wilshire Enterprises, Inc., a Delaware corporation (the "Company" or "Wilshire"), hereby establishes a stock option plan to be known as the Wilshire Enterprises, Inc. 2004 Non-Employee Director Stock Option Plan (the "Plan"). The Plan shall become effective as of June 16, 2004, upon the approval of the Company's stockholders at the 2004 Annual Meeting of Stockholders.

   1.2 Purpose of the Plan. The purpose of the Plan is to attract qualified personnel to accept positions of responsibility as directors of the Company, to provide incentives for persons to remain on the Board and to induce such persons to maximize the Company's performance during the terms of their options.

   1.3 Definitions. As used in the Plan, unless the context requires otherwise, the following terms shall have the meanings specified hereinafter.

         (a) "Anniversary Date" shall mean the date of the Company's annual meeting of shareholders each year.

         (b) "Board" shall mean the Board of Directors of the Company.

         (c) "Change in Control Event" shall have the meaning ascribed to such term in Article 11 of the Plan.

         (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (e) "Committee" shall mean the committee of the Board of Directors provided for in Section 3.1 of the Plan.

         (f) "Common Stock" shall mean the Common Stock, par value $1.00 per share, of the Company, or, if another security is substituted for the Common Stock pursuant to the adjustment provisions of Article 7, such other security.

         (g) "Election Date" shall mean for an Outside Director the first date on which such person commences service as an Outside Director.

         (h) "Fair Market Value" shall mean the average of the high and low sales prices of a share of Common Stock on the American Stock Exchange, or if the Common Stock is not listed thereon, on another national securities exchange or on the NASDAQ National Market System, whichever is applicable, on the Grant Date or other relevant date, or if such sales prices are not available, the average of the over-the-counter bid and asked prices for a share of the Common Stock on the Grant Date or other relevant date; provided, that if in the opinion of the Committee the trading activity of the Common Stock is deemed not to constitute a representative market price, the Committee shall have the discretion to engage an independent party to determine Fair Market Value for this purpose.

         (i) "Grant Date" shall mean the date on which an Option is granted.

         (j) "Option" shall mean the right to purchase one or more shares of Common Stock granted under Article 5 of the Plan.

         (k) "Optionee" shall mean a person to whom an Option has been granted under the Plan.

         (l) "Outside Director" shall mean any member of the Board who, on the Election Date or any of the Anniversary Dates, shall not have been compensated (directly or indirectly) by the Company or any of the Company's subsidiaries as an employee, consultant or advisor during the twelve months preceding such Anniversary Date (other than reimbursement for out-of-pocket expenses or compensation pursuant to the Plan) and who is appointed, elected or re-elected as a director of the Company on such date or who continues to be a director of the Company on and after such date.

         (m) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.


                                   ARTICLE 2

                        Stock Options; Shares Available

   2.1. Stock Option Grants. Options shall be granted under the Plan pursuant to Article 5 hereof. All Options granted hereunder shall be non-qualified stock options ("Non-qualified Stock Options").

   2.2 Maximum Shares Available. The maximum aggregate number of shares of Common Stock available for grant under the Plan is 150,000, subject to adjustment pursuant to Article 7 hereof. Shares of Common Stock issued pursuant to the Plan may be either authorized but unissued shares or issued shares reacquired by the Company. In the event that prior to the end of the period during which Options may be granted under the Plan, any Option under the Plan expires unexercised or is terminated, surrendered or canceled without being exercised in whole or in part for any reason, then such shares shall be available for subsequent grant under the Plan.


                                   ARTICLE 3

                                 Administration

   3.1 Committee. The Plan shall be administered by a Committee of the Board designated by the Board and consisting solely of members of the Board who are not Outside Directors. If, at any time, all members of the Board are Outside Directors, then, at such time, the Committee shall consist of all of the members of the Board.

   3.2 Powers of Committee. Subject to the express provisions of the Plan, the Committee shall have the power and authority (i) to calculate the purchase price of the Common Stock covered by each Option; (ii) to interpret the Plan;
(iii) to promulgate, amend and rescind rules and regulations relating to the Plan, provided that no such rules or regulations shall be inconsistent with any of the terms of the Plan; (iv) to subject any Option to such additional restrictions and conditions (not inconsistent with the Plan) as may be specified when granting the Option; (v) to modify or amend each Option; and
(vi) to make all other determinations in connection with the administration of the Plan.

   3.3 Liability; Indemnification. No member of the Committee shall be personally liable for any action, interpretation or determination made in good faith with respect to the Plan or awards made thereunder, and each member of the Committee shall be fully indemnified and protected by the Company with respect to any liability he or she may incur with respect to any such action, interpretation or determination, to the extent such indemnification is permitted by applicable law and to the extent such indemnification is provided in the Company's Certificate of Incorporation and By-laws, as amended from time to time, or under any agreement between any such member and the Company.


                                   ARTICLE 4

                                  Eligibility

   The only persons who shall be eligible to receive Options under the Plan shall be persons who, on their applicable Anniversary Dates, constitute Outside Directors, provided that each such person has served as an Outside Director for at least one year prior to each of such person's Anniversary Dates.

                                   ARTICLE 5

                                 Stock Options

   5.1 Option Grant. On the date of adoption of this Plan by the stockholders of the Company, each Outside Director who will continue to be a director after such stockholders meeting shall be granted by the Company an Option to purchase ten thousand (10,000) shares of Common Stock. On the Election Date of any Outside Director who first becomes an Outside Director after the date of adoption of the Plan, the Company shall grant such Outside Director an Option to purchase ten thousand (10,000) shares of Common Stock. At the close of business on each Anniversary Date of each Outside Director during the term of the Plan after the initial date of adoption, provided that each such Outside Director has not previously received an Option under the Plan during the same calendar year, the Company shall grant to each Outside Director an Option to purchase five thousand (5,000) shares of Common Stock. All share numbers are subject to adjustment pursuant to Article 7 hereof.

   5.2 Option Price. The price at which shares of Common Stock shall be purchased under an Option shall be 100% of the Fair Market Value of such shares on the Grant Date.

   5.3 Expiration Date. Each Option shall cease to be exercisable ten years after the date on which it is granted.

   5.4 Exercise of Options. Except as provided by Articles 6, 8 and 11, (i) each Option shall be exercisable in annual installments, (ii) no Option shall be exercisable for one year after the Grant Date and (iii) thereafter, 25% of such Option shall first become exercisable on each of the first, second, third and fourth annual anniversary dates of the Grant Date. Accordingly, an Option may be exercised at any time and from time to time as to all or any part of the shares covered thereby at any time on or after the fourth annual anniversary of the Grant Date and thereafter until the term of such Option expires or otherwise ends.

   5.5 Method of Exercise. To the extent permitted by Section 5.4 above, Optionees may exercise their Options from time to time by giving written notice to the Company. The date of exercise shall be the date on which the Company receives an exercise notice. Such notice shall state the number of shares to be purchased and the desired closing date, which date shall be at least fifteen days after the giving of such notice unless an earlier date shall have been mutually agreed upon. At the closing, the Company shall deliver to the Optionee (or other person entitled to exercise the Option) at the principal office of the Company, or such other place as shall be mutually acceptable, a certificate or certificates for such shares against either (1) payment in full of the Option price for the number of shares to be delivered, by bank cashier's check, or (2) tender of a number of shares of Common Stock to the Company having a Fair Market Value equal to the Option price times the number of shares being purchased or (3) a combination of (1) and (2).


                                   ARTICLE 6

                                  Termination

   In the event that an Optionee ceases to serve on the Board for any reason other than cause, death, disability or resignation, all such individual's Options shall terminate three months after the date upon which such service terminates, but in any event, no later than the date upon which the Options expire. If the individual shall voluntarily resign from the Board, or if the Company shall remove the Optionee from the Board by means of a resolution which states that the Optionee is being removed for cause, all such individual's Options shall terminate upon the date on which such Board service shall cease. If the Optionee shall die or become disabled while serving on the Board, all such individual's Options shall (except as otherwise determined by the Committee) terminate one year after the date of death or disability, but in any event, not later than the date upon which the respective Options shall expire. During such period, the Options may be exercised by the Optionee or his personal representatives, next of kin, executors or legatees, as the case may be. No exercise permitted by this Article 6 shall entitle an Optionee or his personal representatives, next of kin, executors or legatees to exercise any portion of any Option beyond the extent to which such Option is exercisable pursuant to the provisions of this Plan on the date such individual's service on the Board terminates.

                                   ARTICLE 7

                          Changes in Capital Structure

   In the event that there is a change in the capitalization of the Company, such as by reason of a stock dividend, recapitalization, extraordinary dividend of cash or property, stock split-up, combination of shares, or other event which the Committee determines is dilutive, then appropriate adjustments shall be made by the Committee to the number and kind of shares reserved for issuance under the Plan. In addition, the Committee shall make appropriate adjustments to the number and kind of shares subject to outstanding Options and the purchase price per share thereunder shall be appropriately adjusted consistent with such change. In no event shall fractional shares be issued or issuable pursuant to any adjustment made under this Article 7. The determination of the Committee as to any adjustment shall be final and conclusive.


                                   ARTICLE 8

                               Mandatory Exercise

   Notwithstanding anything to the contrary set forth in this Plan, in the event that the Company should adopt a plan of reorganization pursuant to which it shall merge into, consolidate with, or sell its assets to, any other corporation or entity or if the Company should adopt a plan of complete liquidation, the Company may give an Optionee written notice thereof requiring such Optionee or holder either (a) to exercise the Option within thirty days after receipt of such notice including all installments whether or not they would otherwise be exercisable at that date, or (b) to surrender such Option or any unexercised portion thereof. Any portion of such Option which shall not have been exercised in accordance with the provisions of the Plan by the end of such 30-day period shall automatically lapse irrevocably and the Optionee shall have no further rights thereunder.


                                   ARTICLE 9

                               Written Agreement

   Each award of Options under the Plan will be evidenced by a written agreement setting forth the terms of such Options.


                                   ARTICLE 10

                             Listing; Registration

   If, at any time, the listing, registration or qualification of any of the stock subject to Options under the Plan upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, becomes necessary as a condition of or in connection with granting Options under the Plan or the purchase or issue of stock thereunder, the exercise of outstanding Options may be deferred, and the Company shall not be obligated to issue or deliver any shares, until such action can be taken or consent or approval can be obtained at the Company's expense.


                                   ARTICLE 11

                               Change in Control

   Notwithstanding any other provision of this Plan, in the event that a "Change in Control Event" occurs, all Options granted hereunder to an Outside Director shall become fully exercisable immediately and automatically upon the occurrence of such a Change in Control Event. For purposes of this Plan, the term "Change in Control Event" shall mean any of the following events:

     (i) the acquisition by any one person, or more than one person acting as a group, other than any such person or group that beneficially owned (within the meaning of Rule 13d-3) 10% or more of the total voting power of the capital stock of the Company as of the date on which this Plan is approved by the Board, of ownership of stock of the Company possessing 15% or more of the total voting power of the capital stock of the Company;

     (ii) the approval by the stockholders of the Company of (i) any consolidation or merger of the Company, in which the holders of voting stock of the Company immediately before the consolidation or merger will not own 50% or more of the voting shares of the continuing or surviving corporation immediately after such consolidation or merger, or (ii) any sale, lease, exchange or other transfer (in one transaction or series or related transactions) of all or substantially all of the assets of the Company; or

     (iii)a change of 25% (rounded to the next whole percent) in the membership of the Board of Directors within a 12-month period, unless the election, or nomination for election by stockholders, of each new director within such period was approved by the vote of 80% (rounded to the next whole person) of the directors then still in office who were in office at the beginning of such 12-month period.


                                   ARTICLE 12

                                 Miscellaneous

   12.1 Tax Withholding. The Company shall have the right to require Optionees or their respective beneficiaries or legal representatives to remit to the Company an amount sufficient to satisfy Federal, state and local withholding tax requirements.

   12.2 Non-assignability. No Option shall be assignable or transferable by the Optionee except by will or the laws of descent and distribution, in which events the terms of this Plan, including all restrictions and limitations set forth herein, shall continue to apply to the transferee. Each Option shall be exercisable only by the recipient during his lifetime.

   12.3 Optionee's Rights as Stockholder. An Optionee shall have no rights as a stockholder of the Company with respect to any shares subject to an Option until the Option has been exercised and the certificate with respect to the shares purchased upon exercise of the Option has been duly issued and registered in the name of the Optionee.

   12.4 Term. No Option shall be granted under the Plan more than ten (10) years after the date on which the Board adopts the Plan.

   12.5 Adoption and Ratification. This Plan has been adopted by the Board subject to the ratification by the shareholders of the Company at the Company's 2004 Annual Meeting of Stockholders. This Plan shall terminate unless ratified by the stockholders within one year of adoption by the Board.

   12.6 Termination and Amendment. The Board may at any time terminate or amend the Plan or any Option then outstanding as it may deem advisable; provided, however, that no such amendment may be made without stockholder approval if such approval is required by Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Act"). No termination or amendment may, without the consent of the Optionee to whom an Option has been granted, adversely affect the rights of such individual under such Option. In no event may the provisions of this Plan relating to the amount of shares covered by Options, the exercise price of Options or the timing of Option grants or exercises be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act or the rules thereunder, unless permitted by Rule 16b-3.

[Graphic Appears Here]   VOTE BY TELEPHONE OR INTERNET    [Graphic Appears Here]
                             QUICK *** EASY *** IMMEDIATE

                           WILSHIRE ENTERPRISES, INC.

o You can now vote your shares electronically through the Internet or the telephone.
o   This eliminates the need to return the proxy card.
o Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

TO VOTE YOUR PROXY BY INTERNET
------------------------------
www.continentalstock.com


Have your proxy card in hand when you access the above web site. You will be prompted to enter the company number, proxy number and account number to create an electronic ballot. Follow the prompts to vote your shares.


TO VOTE YOUR PROXY BY MAIL
--------------------------

Mark, sign and date your proxy card below, detach it and return it in the postage-paid envelope provided.


TO VOTE YOUR PROXY BY PHONE
---------------------------

1-800-293-8533

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter the company number, proxy number and account number. Follow the voting instructions to vote your shares.


                  PLEASE DO NOT RETURN THE CARD BELOW IF VOTED
                                 ELECTRONICALLY

                 FOLD AND DETACH HERE AND READ THE REVERSE SIDE
--------------------------------------------------------------------------------
      To vote in accordance with the Board of Directors' recommendations, just sign below; no boxes need to be checked.

      --------------------------------------------------------------------
      The Board of Directors recommends a vote "FOR" Proposals 1, 2 and 3.
      --------------------------------------------------------------------

     Please mark
     your votes
      like this   /X/

(1) Nominees for Class III Director: Ernest Wachtel and Martin Willschick

To withhold authority to vote for any individual nominee, write that nominee's name in the space below.

                                            WITHHOLD
                         FOR                AUTHORITY
                         / /                   / /


--------------------------------------------------------------------------------
(2) Adopt the Company's 2004 Stock Option and Incentive Plan.

              FOR           AGAINST        ABSTAIN
              / /             / /            / /

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IMPORTANT: PLEASE CHECK THE BOXES ABOVE, DATE AND SIGN BELOW AND PROMPTLY RETURN
                IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

(3) Adopt the Company's 2004 Non-Employee Director Stock Option Plan.

              FOR           AGAINST        ABSTAIN
              / /             / /            / /

(4) Upon all such other matters as may properly come before the meeting and/or any adjournments thereof, as the proxies in their discretion may determine. The Board of Directors is not aware of any such matter.
    Any proxies heretofore given for the annual meeting are hereby revoked.

I PLAN TO ATTEND THE MEETING        YES     NO
                                    / /     / /


                                   COMPANY ID:

                                 PROXY NUMBER:

                                ACCOUNT NUMBER:


Signature ______________________ Signature ________________________ Date _______

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or authorized officer. If a partnership, please sign in partnership name by authorized person.
(Continued on reverse side)

The Board of Directors recommends a vote "FOR" Proposals 1, 2 and 3.








                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------
                           WILSHIRE ENTERPRISES, INC.
                              PROXY -- COMMON STOCK


   THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF
                           SHAREHOLDERS, JUNE 16, 2004


         The undersigned appoints Eric J. Schmertz and Miles Berger, and each of them, attorneys and proxies, with power of substitution in each of them, to vote for and on behalf of the undersigned at the Annual Meeting of Shareholders to be held on June 16, 2004, and at any adjournments thereof, upon matters properly coming before the meeting, as set forth in the Notice of Annual Meeting and Proxy Statement, both of which have been received by the undersigned. Without otherwise limiting the general authorization given hereby, said attorneys and proxies are instructed to vote as follows:


         This proxy when properly executed will be voted in the manner directed herein by the undersigned.


         In the absence of such direction the proxy will be voted FOR the nominees listed in Item 1 and FOR the Proposals set forth in Items 2 and 3.


                                 Address Change


  _____________________________________________________________________________


  _____________________________________________________________________________


  _____________________________________________________________________________

                           (Continued on reverse side)